[METLIFE REGISTRATION MARK]






                                             Fourth Quarter
                                          Financial Supplement

                                           December 31, 2004




                                                   4



[SNOOPY GRAPHIC]

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

HIGHLIGHTS
  CORPORATE OVERVIEW                                                                                          2

METLIFE, INC.
  CONSOLIDATED BALANCE SHEETS                                                                                 3
  CONSOLIDATED STATEMENTS OF OPERATING EARNINGS                                                               4
  TOTAL COMPANY HEADCOUNT                                                                                     5
  CONSOLIDATING BALANCE SHEET                                                                                 6
  CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                               7

INSURANCE OPERATIONS
  CONSOLIDATED STATEMENTS OF OPERATING EARNINGS                                                              11
  CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                              12

SUMMARY OF SEGMENT OPERATING EARNINGS                                                                        16

  INSTITUTIONAL OPERATIONS
    STATEMENTS OF OPERATING EARNINGS                                                                         17
    PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT AND ADDITIONAL STATISTICAL INFORMATION                      21
    FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
       SEPARATE ACCOUNT LIABILITIES                                                                          22
    OTHER EXPENSES BY MAJOR CATEGORY                                                                         23
    SPREADS BY PRODUCT                                                                                       24

  INDIVIDUAL OPERATIONS
    STATEMENTS OF OPERATING EARNINGS                                                                         25
    PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER AND MUTUAL FUND SALES                                  30
    ADDITIONAL STATISTICAL INFORMATION                                                                       31
    FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
       SEPARATE ACCOUNT LIABILITIES                                                                          32
    INSURANCE EXPENSES AND OTHER EXPENSES BY MAJOR CATEGORY                                                  33
    SPREADS BY PRODUCT                                                                                       34

  AUTO & HOME OPERATIONS
    STATEMENTS OF OPERATING EARNINGS                                                                         35
    WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA                     39

  INTERNATIONAL OPERATIONS
    STATEMENTS OF OPERATING EARNINGS                                                                         40

REINSURANCE OPERATIONS
  STATEMENTS OF OPERATING EARNINGS                                                                           41
  PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION AND RESERVES BY REGION                      42

ASSET MANAGEMENT OPERATIONS
  STATEMENTS OF OPERATING EARNINGS
  CHANGE IN ASSETS UNDER MANAGEMENT AND COMPOSITION OF ASSETS UNDER MANAGEMENT                               43
                                                                                                             44
CORPORATE, OTHER & ELIMINATIONS
  STATEMENTS OF OPERATING EARNINGS                                                                           45

METLIFE, INC.
  INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS                                                 46
  FIXED MATURITIES AND EQUITY SECURITIES GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE                    48
  SUMMARY OF FIXED MATURITIES BY SECTOR AND BY QUALITY DISTRIBUTION, AND
    SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE                                         49
  SUMMARY OF REAL ESTATE, SUMMARY OF MORTGAGES & OTHER LOANS AND DISTRIBUTION OF
    ASSETS UNDER MANAGEMENT                                                                                  50

OTHER INFORMATION
  COMPANY RATINGS                                                                                            51

NOTE:
-----

The Quarterly Financial Supplement ("QFS") includes financial measures, operating earnings and operating earnings per diluted share, that are not based on generally accepted accounting principles ("GAAP"). Operating earnings is defined as GAAP net income excluding certain net investment gains and losses, net of income taxes, adjustments related to investment gains and losses, net of income taxes, and the impact from the cumulative effect of a change in accounting, net of income taxes. Discounted operations and scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. MetLife uses operating earnings and operating earnings per diluted share in analyzing its performance; it believes that these measures enhance the understanding and comparability of its performance by excluding the net effect of investment gains and losses, net of income taxes, and adjustments related to net investment gains and losses, net of income taxes, both of which can fluctuate significantly from period to period, as well as the impact of the cumulative effect of a change in accounting, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings and operating earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Reconciliations of operating earnings to GAAP net income and operating earnings per diluted share to GAAP net income per diluted share, the most directly comparable GAAP measures, are included in the QFS and in MetLife's earnings press release, dated February 9, 2005, for the quarter ended December 31, 2004, which are available at www.metlife.com.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

CORPORATE OVERVIEW

Unaudited (Dollars and shares in millions, except per share data)
                                                                    For the Three Months Ended
                                   -------------------------------------------------------------------------------------------------
                                   December 31, September 30, June 30,  March 31, December 31, September 30, June 30,    March 31,
                                       2004        2004         2004      2004       2003          2003        2003        2003
                                   -------------------------------------------------------------------------------------------------
Net income (1)                         $511        $695         $954(8)    $598       $701          $574       $580         $362
      Net investment gains
         (losses)                      (214)        178          157        123        139          (151)       (54)        (170)
      Minority interest - net
         investment gains (losses)        5           2           (8)        (8)        (9)           (2)        (2)           4
      Net investment gains
         (losses) tax benefit
         (provision)                     71         (62)         (47)       (39)       (58)           85         16           57
                                   -------------------------------------------------------------------------------------------------
Net investment gains (losses), net
      of income taxes (2) (3) (12)     (138)        118          102         76         72           (68)       (40)        (109)
      Adjustments related to
         policyholder benefits and
         dividends                       (9)        (74)         116         31        132            29         (5)          28
      Adjustments related to other
         expenses                         5           6           (5)       (17)         6            10          5           10
      Adjustments related to tax
         benefit (provision)              1          24          (39)        (5)       (48)          (13)         0          (13)
                                   -------------------------------------------------------------------------------------------------
Adjustments related to net
   investment gains (losses), net
   of income taxes (4)                   (3)        (44)          72          9         90            26          0           25
Cumulative effect of a change in
   accounting, net of income
   taxes (5)                              0           0           0        (86)        (26)            0          0            0
                                   -------------------------------------------------------------------------------------------------
Operating earnings                     $652        $621(7)      $780(8)    $599       $565          $616(9)    $620(10)     $446
                                   =================================================================================================


Net income per share - diluted        $0.68       $0.92        $1.26      $0.79      $0.92         $0.75      $0.79        $0.47(11)
Net investment gains (losses), net
      of income taxes                 (0.19)       0.16         0.13       0.10       0.09         (0.09)     (0.05)       (0.15)
Adjustments related to net
      investment gains (losses),
      net of income taxes              0.00       (0.06)        0.09       0.01       0.12          0.03       0.00         0.03
Cumulative effect of a change in
      accounting, net of income
      taxes                            0.00        0.00         0.00      (0.11)     (0.03)         0.00       0.00         0.00
Impact of conversion of securities     0.00        0.00         0.00       0.00       0.00          0.00       0.00        (0.03)
                                   -------------------------------------------------------------------------------------------------
Operating earnings per share
      - diluted                       $0.87       $0.82        $1.03      $0.79      $0.74         $0.81      $0.84        $0.62
                                   =================================================================================================

Weighted average common shares
      outstanding - diluted           747.7       753.4        758.0      760.3      761.3         760.9      731.3        722.4


Book value per common share
      (actual shares outstanding)    $31.16      $30.86       $28.28     $29.48     $27.93        $27.50     $27.13       $25.76
Book value per common share,
      excluding accumulated other
      comprehensive income (actual
      shares outstanding)            $27.13      $27.11       $25.99     $24.93     $24.24        $23.54     $22.78       $22.45


Book value per common share
      - diluted                      $30.53      $30.49       $27.98     $29.29     $27.78        $27.47     $28.20       $24.97
Book value per common share,
      excluding accumulated other
      comprehensive income
      - diluted                      $26.57      $26.79       $25.72     $24.76     $24.11        $23.52     $23.68       $21.77
                                   -------------------------------------------------------------------------------------------------

                                                               At or for the Three Months Ended
                                   -------------------------------------------------------------------------------------------------
                                   December 31, September 30, June 30, March 31,  December 31, September 30, June 30,  March 31,
                                      2004         2004         2004     2004        2003          2003        2003      2003
                                   -------------------------------------------------------------------------------------------------
Shares outstanding, beginning of
   period                             744.5       750.0        755.4    757.2        760.2       760.2        700.4        700.3
Treasury stock                        (12.0)       (5.5)        (5.4)    (1.8)        (3.0)        0.0         59.8          0.1
                                   -------------------------------------------------------------------------------------------------
Shares outstanding, end of period     732.5       744.5        750.0    755.4        757.2       760.2        760.2        700.4

Weighted average common shares
   outstanding - basic                741.1       748.0        753.3    756.5        759.0       760.1        731.3        700.3
Dilutive effect of convertible
   securities                           0.0         0.0          0.0      0.0          0.0         0.0          0.0         22.1
Dilutive effect of stock options        5.4         4.2          3.5      3.1          1.6         0.0          0.0          0.0
Dilutive effect of deferred stock
   compensation                         1.2         1.2          1.2      0.7          0.7         0.8          0.0          0.0
                                   -------------------------------------------------------------------------------------------------
Weighted average common shares
   outstanding - diluted              747.7       753.4        758.0    760.3        761.3       760.9        731.3        722.4
                                   =================================================================================================


Policyholder Trust Shares             321.3       325.1        335.0    347.2        362.5       372.7        382.4        386.4


SUPPLEMENTAL DATA

Adjusted long-term debt to total
   capital excluding accumulated
   other comprehensive income (6)      25.2%       22.8%        21.9%    20.5%        21.3%       21.4%        22.0%        23.7%
                                   -------------------------------------------------------------------------------------------------

(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations and scheduled settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133").

(2) Net investment gains (losses), net of income taxes, excludes scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment of $2 million, $8 million, $14 million, $9 million, $18 million, $22 million, $8 million and $5 million for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31,
      2003, respectively. For QFS purposes, these settlements are included in net investment income.

(3) Net investment gains (losses), net of income taxes, from real estate and real estate joint ventures include discontinued operations of $2 million, ($10) million, $85 million, $13 million, $205 million, $4 million, $0 million, and $57 million for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003,
      September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(4) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(5) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by a $72 million benefit in accordance with the SOP 03-1 Technical Practice Aid. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives:
      Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(6) Adjusted long-term debt at December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30,
      2003, and March 31, 2003 consists of $6,669 million, $6,004 million, $5,503 million, $4,907 million, $4,909 million, $4,912 million, $4,917 million and $4,919 million of long-term debt, respectively, and $111 million, $36 million, $36 million, $36 million, $142 million, $36 million, $35 million, and $49 million of short-term debt, respectively. Total capital is defined as equity less accumulated other comprehensive income plus adjusted long-term debt and company obligated mandatorily redeemable capital securities.

(7) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit ($0.01 per diluted share), from a revision of the estimate of income taxes for 2003.

(8) Operating earnings and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes ($0.04 per diluted share), from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes ($0.04 per diluted share), from a reduction of a previously established premium tax liability and a $105 million benefit ($0.14 per diluted share) related to a previously disclosed resolution of an IRS audit.

(9) Operating earnings for the three months ended September 30, 2003 includes a $28 million benefit, net of income taxes ($0.04 per diluted share), from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit ($0.05 per diluted share), from a revision of the estimate of income taxes for 2002.

(10) Operating earnings for the three months ended June 30, 2003 includes a $64 million benefit, net of income taxes ($0.09 per diluted share), from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of earnings, net of income taxes ($0.08 per diluted share), from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million charge, net of income taxes ($0.05 per diluted share), related to previously deferred expenses.

(11) Accounting standards require gains or losses resulting from the redemption of a subsidiary's redeemable preferred stock be excluded from the income statement. Rather, such gains or losses are recorded in capital in excess of par value on the balance sheet. However, such gains or losses are included in the calculation of net income per share. During the first quarter of 2003, net income per share includes a $21 million charge, net of income taxes ($0.03 per diluted share), associated with the Company's redemption of MetLife Capital Trust I's mandatorily redeemable capital securities.

(12) Net investment gains (losses), net of income taxes, for the three months ended December 31, 2004 includes a loss of $17 million related to the value of an embedded derivative associated with a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                 As of
                                      ----------------------------------------------------------------------------------------------
                                      December 31, September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
Unaudited (Dollars in millions)          2004          2004        2004     2004        2003         2003        2003      2003
------------------------------------------------------------------------------------------------------------------------------------
ASSETS (1)

   Fixed maturities available-for-
      sale, at fair value              $176,763      $176,091    $170,192  $174,100    $167,752      $159,940   $158,822  $144,341
   Equity securities, at fair value       2,237         1,897       1,744     1,756       1,598         1,659      1,617     1,474
   Mortgage and other loans              32,406        29,620      28,118    26,562      26,249        25,535     25,288    25,046
   Real estate and real estate joint
      ventures                            4,329         4,281       4,154     4,699       4,680         5,255      4,491     4,475
   Policy loans                           8,899         8,801       8,766     8,758       8,749         8,668      8,627     8,615
   Other limited partnership
      interests                           2,907         2,846       2,805     2,549       2,600         2,559      2,500     2,393
   Short-term investments                 2,696         2,464       2,089     1,998       1,826         2,718      2,640     3,188
   Other invested assets                  4,946         4,405       5,119     5,094       4,645         4,617      4,261     3,948
                                      ----------------------------------------------------------------------------------------------
Investments                             235,183       230,405     222,987   225,516     218,099       210,951    208,246   193,480

Cash and cash equivalents                 4,106         3,631       4,459     3,146       3,733         5,372      5,714     4,938
Accrued investment income                 2,338         2,491       2,330     2,337       2,186         2,265      2,241     2,179
Premiums and other receivables            6,650         7,122       7,406     7,412       7,047         7,107      7,486     6,768
Deferred policy acquisition costs        14,336        13,920      13,828    12,961      12,943        12,367     11,899    11,889
Goodwill and other intangible assets        646           643         638       638         643           654        652       745
Other                                     6,701         6,786       6,617     6,666       6,434         6,269      6,123     6,303
Separate account assets                  86,769        81,181      79,747    78,336      75,756        69,998     67,460    60,620
                                      ----------------------------------------------------------------------------------------------
                                       $356,729      $346,179    $338,012  $337,012    $326,841      $314,983   $309,821  $286,922
                                      ==============================================================================================

LIABILITIES AND EQUITY (1)
LIABILITIES
-----------
Future policy benefits                 $102,402      $100,357     $97,061   $99,000     $96,278       $95,095    $95,360   $92,744
Policyholder account balances            83,570        81,798      79,943    77,981      75,901        74,857     72,207    69,060
Short-term debt                           1,464         1,566       3,218     3,068       3,642         2,935      3,443     2,441
Long-term debt                            7,412         6,695       6,226     5,707       5,703         5,703      5,562     5,481
Shares subject to mandatory
   redemption                               278           277         277       277         277           277          0         0
Payables under securities loaned
   transactions                          28,678        28,662      28,132    28,045      27,083        24,666     23,028    19,566
Other                                    23,331        22,668      22,010    22,250      21,052        20,547     21,861    18,694
Separate account liabilities             86,769        81,181      79,747    78,336      75,756        69,998     67,460    60,620
                                      ----------------------------------------------------------------------------------------------
                                        333,904       323,204     316,614   314,664     305,692       294,078    288,921   268,606
                                      ----------------------------------------------------------------------------------------------

Company-obligated mandatorily
   redeemable capital securities              0             0           0         0           0             0        277       277
                                      ----------------------------------------------------------------------------------------------

EQUITY
------
Common stock, at par value                    8             8           8         8           8             8          8         8
Capital in excess of par value           15,037        15,027      15,013    15,001      14,991        14,960     14,956    14,952
Retained earnings                         6,609         6,440       5,745     4,791       4,193         3,667      3,093     3,169
Treasury stock                           (1,785)       (1,294)     (1,085)     (896)       (835)         (739)      (740)   (2,402)
Accumulated other comprehensive
   income                                 2,956         2,794       1,717     3,444       2,792         3,009      3,306     2,312
                                      ----------------------------------------------------------------------------------------------
                                         22,825        22,975      21,398    22,348      21,149        20,905     20,623    18,039
                                      ----------------------------------------------------------------------------------------------

                                       $356,729      $346,179    $338,012  $337,012    $326,841      $314,983   $309,821  $286,922
                                      ==============================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                        For the Three Months Ended
                                       ---------------------------------------------------------------------------------------------
                                       December 31, September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
Unaudited (Dollars in millions)           2004          2004        2004     2004        2003         2003         2003     2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                $5,882        $5,736      $5,331    $5,367      $5,679       $5,079      $5,083    $4,832
Universal life and investment-type
   product policy fees                     757           738         726       679         698          623         603       572
Investment income, net                   3,348         3,108       3,157     3,001       3,070        2,914       2,889     2,899
Other revenues                             396           347         361       359         360          340         361       303
                                       ---------------------------------------------------------------------------------------------
                                        10,383         9,929       9,575     9,406       9,807        8,956       8,936     8,606
                                       ---------------------------------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends      6,381         6,318       5,913     5,928       6,244        5,651       5,472     5,456
Interest credited to policyholder
   account balances                        778           739         743       738         760          767         761       747
Interest expense                           116           113         109        99         109          104         112       116
Other expenses                           2,163         1,875       1,807     1,768       1,903        1,590       1,738     1,642
                                       ---------------------------------------------------------------------------------------------
                                         9,438         9,045       8,572     8,533       9,016        8,112       8,083     7,961
                                       ---------------------------------------------------------------------------------------------

Operating earnings before
   provision for income taxes              945           884       1,003       873         791          844         853       645
Provision for income taxes                 293           263         223       274         226          228         233       199
                                       ---------------------------------------------------------------------------------------------
OPERATING EARNINGS                        $652          $621(4)     $780      $599(5)     $565         $616(6)     $620(7)    $446
                                       =============================================================================================


NET INCOME RECONCILIATION (2)
-----------------------------
Operating earnings                        $652          $621        $780      $599        $565         $616        $620      $446
       Net investment gains (losses)      (214)          178         157       123         139         (151)        (54)     (170)
       Minority interest - net
          investment gains (losses)          5             2          (8)       (8)         (9)          (2)         (2)        4
       Net investment gains (losses)
          tax benefit (provision)           71           (62)        (47)      (39)        (58)          85          16        57
                                       ---------------------------------------------------------------------------------------------
Net investment gains (losses), net
          of income taxes                 (138)          118         102        76          72          (68)        (40)     (109)
       Adjustments related to
          policyholder benefits and
          dividends                         (9)          (74)        116        31         132           29          (5)       28
       Adjustments related to other
          expenses                           5             6          (5)      (17)          6           10           5        10
       Adjustments related to tax
          benefit (provision)                1            24         (39)       (5)        (48)         (13)          0       (13)
                                       ---------------------------------------------------------------------------------------------
Adjustments related to net investment
       gains (losses), net of income
       taxes                                (3)          (44)         72         9          90           26           0        25
Cumulative effect of a change in
       accounting, net of income
       taxes (3)                             0             0           0       (86)        (26)           0           0         0
                                       ---------------------------------------------------------------------------------------------
Net income                                $511          $695        $954      $598        $701         $574        $580      $362
                                       =============================================================================================

                                                           For the Year-to-Date Period Ended
                                       ------------------------------------------------------------------------------
                                       December 31, September 30, June 30,    December 31,  September 30,  June 30,
Unaudited (Dollars in millions)            2004          2004         2004       2003           2003         2003
---------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                 $22,316       $16,434      $10,698     $20,673       $14,994       $9,915
Universal life and investment-type
   product policy fees                     2,900         2,143        1,405       2,496         1,798        1,175
Investment income, net                    12,614         9,266        6,158      11,772         8,702        5,788
Other revenues                             1,463         1,067          720       1,364         1,004          664
                                       ------------------------------------------------------------------------------
                                          39,293        28,910       18,981      36,305        26,498       17,542
                                       ------------------------------------------------------------------------------


EXPENSES (1)
Policyholder benefits and dividends       24,540        18,159       11,841      22,823        16,579       10,928
Interest credited to policyholder
   account balances                        2,998         2,220        1,481       3,035         2,275        1,508
Interest expense                             437           321          208         441           332          228
Other expenses                             7,613         5,450        3,575       6,873         4,970        3,380
                                       ------------------------------------------------------------------------------
                                          35,588        26,150       17,105      33,172        24,156       16,044
                                       ------------------------------------------------------------------------------
Operating earnings before
   provision for income taxes              3,705         2,760        1,876       3,133         2,342        1,498
Provision for income taxes                 1,053           760          497         886           660          432
                                       ------------------------------------------------------------------------------
OPERATING EARNINGS                        $2,652        $2,000(4)    $1,379(5)   $2,247        $1,682(6)    $1,066(7)
                                       ==============================================================================


NET INCOME RECONCILIATION (2)
-----------------------------
Operating earnings                        $2,652        $2,000       $1,379      $2,247        $1,682       $1,066
       Net investment gains (losses)         244           458          280        (236)         (375)        (224)
       Minority interest - net
          investment gains (losses)           (9)          (14)         (16)         (9)            0            2
       Net investment gains (losses)
          tax benefit (provision)            (77)         (148)         (86)        100           158           73
                                       ------------------------------------------------------------------------------
Net investment gains (losses), net
          of income taxes                    158           296          178        (145)         (217)        (149)
       Adjustments related to
          policyholder benefits and
          dividends                           64            73          147         184            52           23
       Adjustments related to other
          expenses                           (11)          (16)         (22)         31            25           15
       Adjustments related to tax
          benefit (provision)                (19)          (20)         (44)        (74)          (26)         (13)
                                       ------------------------------------------------------------------------------
Adjustments related to net investment
       gains (losses), net of income
       taxes                                  34            37           81         141            51           25
Cumulative effect of a change in
       accounting, net of income
       taxes (3)                             (86)          (86)         (86)        (26)            0            0
                                       ------------------------------------------------------------------------------
Net income                                $2,758        $2,247       $1,552      $2,217        $1,516         $942
                                       ==============================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded
      Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit, from a revision of the estimate of income taxes for 2003.

(5) Operating earnings and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

(6) Operating earnings for the period ended September 30, 2003 includes a $28 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and $36 million benefit from a revision of the estimate of income taxes for 2002.

(7) Operating earnings for the period ended June 30, 2003 includes a $64 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of earnings, net of income taxes, from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million charge, net of income taxes, related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
TOTAL COMPANY HEADCOUNT

                                                                                   As of
                                     -----------------------------------------------------------------------------------------------
                                     December 31, September 30, June 30,  March 31,  December 31, September 30, June 30,  March 31,
                                        2004          2004        2004      2004        2003          2003         2003      2003
                                     -----------------------------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT (1) (2)

DOMESTIC
      SALES
         Individual                    10,790        11,034      11,045     10,994     11,196        11,590       11,954     12,035
         Institutional                    762           779         794        786        789           797          804        730
         Auto & Home                       87            80          88         88         79            77           78         83
         Asset Management                  66            72          77         66         69            68           69         72
                                     -----------------------------------------------------------------------------------------------
         Total domestic sales          11,705        11,965      12,004     11,934     12,133        12,532       12,905     12,920

      OTHER THAN SALES
         Individual (3)                 4,632         4,558       4,531      4,488      4,542         4,634        4,675      4,761
         Institutional                  5,773         5,988       5,781      5,666      5,573         5,493        5,578      5,577
         Auto & Home                    3,391         3,388       3,348      3,365      3,376         3,424        3,422      3,450
         Reinsurance                      733           713         706        682        656           642          637        630
         Asset Management                 842           861         861        870        960           989          996        992
         Operations                     2,032         1,979       1,997      2,018      2,028         1,980        1,922      1,938
         Technology                     3,577         3,531       3,526      3,524      3,422         3,422        3,451      3,494
         Corporate                      3,804         3,714       3,665      3,647      3,548         3,562        3,511      3,545
                                     -----------------------------------------------------------------------------------------------
         Total domestic other than
            sales                      24,784        24,732      24,415     24,260     24,105        24,146       24,192     24,387
                                     -----------------------------------------------------------------------------------------------
      TOTAL DOMESTIC HEADCOUNT         36,489        36,697      36,419     36,194     36,238        36,678       37,097     37,307
                                     -----------------------------------------------------------------------------------------------

INTERNATIONAL
      SALES
         Professional sales             3,491         3,222       1,810      1,602      1,602         1,240        1,240      1,146
         Other                         10,883        10,240      10,521      9,707      8,808         8,048        7,932      7,894
      Other than sales                  3,057         3,001       2,874      2,762      2,837         2,821        2,789      2,761
                                     -----------------------------------------------------------------------------------------------
      TOTAL INTERNATIONAL HEADCOUNT    17,431        16,463      15,205     14,071     13,247        12,109       11,961     11,801
                                     -----------------------------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT                53,920        53,160      51,624     50,265     49,485        48,787       49,058     49,108
                                     ===============================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) In July 2004, the Client Service organization moved from Operations to Individual.

(3) Excludes certain employees of development agencies that are temporarily considered Metlife employees.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT DECEMBER 31, 2004

                                                                      Insurance      Reinsurance        Asset       Corporate, Other
Unaudited (Dollars in millions)                     Consolidated      Operations     Operations       Management     & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Total investments                                     $235,183         $204,848         $10,407           $364            $19,564
Deferred policy acquisition costs                       14,336           11,717           2,620              0                 (1)
Goodwill and other intangible assets                       646              525              99             18                  4
Other                                                   19,795           15,109           1,363            170              3,153
Separate account assets                                 86,769           86,769              14              0                (14)
                                                    --------------------------------------------------------------------------------
                                                      $356,729         $318,968         $14,503           $552            $22,706
                                                    ================================================================================

LIABILITIES AND EQUITY
LIABILITIES
-----------
Future policy benefits                                $102,402          $99,311          $4,511             $0            ($1,420)
Policyholder account balances                           83,570           78,673           4,901              0                 (4)
Debt                                                     8,876               82             406             19              8,369
Shares subject to mandatory redemption                     278                0             158              0                120
Payables under securities loaned transactions           28,678           22,402               0              0              6,276
Other                                                   23,331           14,057           3,610            223              5,441
Separate account liabilities                            86,769           86,769              14              0                (14)
                                                    --------------------------------------------------------------------------------
                                                       333,904          301,294          13,600            242             18,768

EQUITY
------
Common stock, at par value                                   8                0               0              0                  8
Allocated equity (1)                                    21,646           15,173             703            300              5,470
Treasury stock                                          (1,785)               0               0              0             (1,785)
Accumulated other comprehensive income                   2,956            2,501             200             10                245
                                                    --------------------------------------------------------------------------------
                                                        22,825           17,674             903            310              3,938
                                                    --------------------------------------------------------------------------------
                                                      $356,729         $318,968         $14,503           $552            $22,706
                                                    ================================================================================

(1) Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

                                                                        Insurance      Reinsurance       Asset      Corporate, Other
Unaudited (Dollars in millions)                         Consolidated    Operations     Operations      Management    & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $5,882          $4,959            $922            $0              $1
Universal life and investment-type product policy
   fees                                                      757             757               0             0               0
Investment income, net                                     3,348           2,947             204            19             178
Other revenues                                               396             294              16            86               0
                                                        ----------------------------------------------------------------------------
                                                          10,383           8,957           1,142           105             179
                                                        ----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                        6,381           5,618             760             0               3
Interest credited to policyholder account
   balances                                                  778             717              61             0               0
Capitalization of deferred policy acquisition
   costs                                                    (733)           (585)           (148)            0               0
Amortization of deferred policy acquisition costs            494             410              84             0               0
Other expenses                                             2,518           1,912             339           110             157
                                                        ----------------------------------------------------------------------------
                                                           9,438           8,072           1,096           110             160
                                                        ----------------------------------------------------------------------------

Operating earnings before provision (benefit) for
   income taxes                                              945             885              46            (5)             19
Provision (benefit) for income taxes                         293             288              15            (2)             (8)
                                                        ----------------------------------------------------------------------------
OPERATING EARNINGS                                          $652            $597             $31           ($3)            $27
                                                        ============================================================================


NET INCOME RECONCILIATION (1)
----------------------------------
Operating earnings                                          $652            $597             $31           ($3)            $27
       Net investment gains (losses)                        (214)           (126)             (2)            0             (86)
       Minority interest - net investment gains
          (losses)                                             5               4               1             0               0
       Net investment gains (losses) tax benefit
          (provision)                                         71              37               1             0              33
                                                        ----------------------------------------------------------------------------
Net investment gains (losses), net of income taxes          (138)            (85)              0             0             (53)
       Adjustments related to policyholder
          benefits and dividends                              (9)             (9)              0             0               0
       Adjustments related to other expenses                   5               4               1             0               0
       Adjustments related to tax benefit
          (provision)                                          1               2               0             0              (1)
                                                        ----------------------------------------------------------------------------
Adjustments related to net investment gains
   (losses), net of income taxes                              (3)             (3)              1             0              (1)
Cumulative effect of a change in accounting, net
   of income taxes                                             0               0               0             0               0
                                                        ----------------------------------------------------------------------------
Net income                                                  $511            $509             $32           ($3)           ($27)
                                                        ============================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003

                                                                         Insurance     Reinsurance      Asset       Corporate, Other
Unaudited (Dollars in millions)                          Consolidated    Operations    Operations     Management     & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                    $5,679         $4,735           $949           $0             ($5)
Universal life and investment-type product policy fees         698            698              0            0               0
Investment income, net                                       3,070          2,856            120           17              77
Other revenues                                                 360            305             14           47              (6)
                                                         ---------------------------------------------------------------------------
                                                             9,807          8,594          1,083           64              66
                                                         ---------------------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                          6,244          5,456            788            0               0
Interest credited to policyholder account balances             760            711             49            0               0
Capitalization of deferred policy acquisition costs           (841)          (531)          (310)           0               0
Amortization of deferred policy acquisition costs              500            349            151            0               0
Other expenses                                               2,353          1,813            374           54             112
                                                         ---------------------------------------------------------------------------
                                                             9,016          7,798          1,052           54             112
                                                         ---------------------------------------------------------------------------

Operating earnings before provision (benefit) for
   income taxes                                                791            796             31           10             (46)
Provision (benefit) for income taxes                           226            259             11            4             (48)
                                                         ---------------------------------------------------------------------------
OPERATING EARNINGS                                            $565           $537            $20           $6              $2
                                                         ===========================================================================


NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                                            $565           $537            $20           $6              $2
      Net investment gains (losses)                            139           (305)            25           (1)            420
      Minority interest - net investment gains
         (losses)                                               (9)             0             (9)           0               0
      Net investment gains (losses) tax benefit
         (provision)                                           (58)           104             (5)           0            (157)
                                                         ---------------------------------------------------------------------------
Net investment gains (losses), net of income taxes              72           (201)            11           (1)            263
      Adjustments related to policyholder benefits and
         dividends                                             132            178              0            0             (46)
      Adjustments related to other expenses                      6              8              0            0              (2)
      Adjustments related to tax benefit (provision)           (48)           (65)             0            0              17
                                                         ---------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
   net of income taxes                                          90            121              0            0             (31)
Cumulative effect of a change in accounting, net of
   income taxes                                                (26)           (26)             0            0               0
                                                         ---------------------------------------------------------------------------
Net income                                                    $701           $431            $31           $5            $234
                                                         ===========================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                          Insurance     Reinsurance      Asset      Corporate, Other
Unaudited (Dollars in millions)                          Consolidated     Operations     Operations    Management    & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $22,316          $18,958        $3,367          $0             ($9)
Universal life and investment-type product policy fees       2,900            2,898             0           0               2
Investment income, net                                      12,614           11,425           614          73             502
Other revenues                                               1,463            1,134            57         265               7
                                                         ---------------------------------------------------------------------------
                                                            39,293           34,415         4,038         338             502
                                                         ---------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                         24,540           21,787         2,745           0               8
Interest credited to policyholder account balances           2,998            2,786           212           0               0
Capitalization of deferred policy acquisition costs         (3,101)          (2,324)         (777)          0               0
Amortization of deferred policy acquisition costs            1,895            1,477           418           0               0
Other expenses                                               9,256            7,107         1,308         296             545
                                                         ---------------------------------------------------------------------------
                                                            35,588           30,833         3,906         296             553
                                                         ---------------------------------------------------------------------------

Operating earnings before provision (benefit) for
   income taxes                                              3,705            3,582           132          42             (51)
Provision (benefit) for income taxes                         1,053            1,171            46          17            (181)
                                                         ---------------------------------------------------------------------------
OPERATING EARNINGS                                          $2,652(4)        $2,411(5)        $86         $25            $130(6)
                                                         ===========================================================================

OPERATING RETURN ON EQUITY ("ROE") (1)                        13.9%            15.9%         12.2%        8.3%

OPERATING ROE EXCLUDING FOOTNOTE ITEMS BELOW                  13.3%(4)         15.7%(5)      12.2%        8.3%


NET INCOME RECONCILIATION (2)
-----------------------------
Operating earnings                                          $2,652           $2,411           $86         $25            $130
       Net investment gains (losses)                           244              226            34           0             (16)
       Minority interest - net investment gains
          (losses)                                              (9)               4           (13)          0               0
       Net investment gains (losses) tax benefit
          (provision)                                          (77)             (74)           (6)          0               3
                                                         ---------------------------------------------------------------------------
Net investment gains (losses), net of income taxes             158              156            15           0             (13)
       Adjustments related to policyholder benefits
          and dividends                                         64               64             0           0               0
       Adjustments related to other expenses                   (11)              (9)           (2)          0               0
       Adjustments related to tax benefit (provision)          (19)             (20)            1           0               0
                                                         ---------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
   net of income taxes                                          34               35            (1)          0               0
Cumulative effect of a change in accounting, net of
   income taxes (3)                                            (86)             (90)            5           0              (1)
                                                         ---------------------------------------------------------------------------
Net income                                                  $2,758           $2,512          $105         $25            $116
                                                         ===========================================================================

(1) Consolidated operating return on equity is defined as operating earnings divided by average GAAP equity excluding accumulated other comprehensive income. Segment operating return on equity is defined as segment operating earnings divided by allocated equity.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended December 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

(4) Consolidated operating earnings for the year ended December 31, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003, $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

(5) Insurance Operations operating earnings for the year ended December 31, 2004 includes a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability.

(6) Corporate, Other & Eliminations operating earnings for the year ended December 31, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003, $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                          Insurance     Reinsurance      Asset      Corporate, Other
Unaudited (Dollars in millions)                          Consolidated     Operations     Operations    Management    & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $20,673         $18,023         $2,668           $0            ($18)
Universal life and investment-type product policy fees       2,496           2,496              0            0               0
Investment income, net                                      11,772          10,981            473           66             252
Other revenues                                               1,364           1,111             49          165              39
                                                         ---------------------------------------------------------------------------
                                                            36,305          32,611          3,190          231             273
                                                         ---------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                         22,823          20,662          2,157            0               4
Interest credited to policyholder account balances           3,035           2,851            184            0               0
Capitalization of deferred policy acquisition costs         (2,792)         (2,026)          (767)           0               1
Amortization of deferred policy acquisition costs            1,818           1,447            372            0              (1)
Other expenses                                               8,288           6,658          1,126          204             300
                                                         ---------------------------------------------------------------------------
                                                            33,172          29,592          3,072          204             304
                                                         ---------------------------------------------------------------------------
Operating earnings before provision (benefit) for
   income taxes                                              3,133           3,019            118           27             (31)
Provision (benefit) for income taxes                           886             976             41           11            (142)
                                                         ---------------------------------------------------------------------------
OPERATING EARNINGS                                          $2,247(4)       $2,043(5)         $77          $16            $111(6)
                                                         ===========================================================================

OPERATING RETURN ON EQUITY ("ROE") (1)                        13.3%           14.6%          12.5%        12.3%

OPERATING ROE EXCLUDING FOOTNOTE ITEMS BELOW                  12.4%(4)        14.8%(5)       12.5%        12.3%


NET INCOME RECONCILIATION (2)
-----------------------------
Operating earnings                                          $2,247          $2,043            $77          $16            $111
       Net investment gains (losses)                          (236)           (595)            31            9             319
       Minority interest - net investment gains (losses)        (9)              0             (9)           0               0
       Net investment gains (losses) tax benefit
          (provision)                                          100             222             (7)          (3)           (112)
                                                         ---------------------------------------------------------------------------
Net investment gains (losses), net of income taxes            (145)           (373)            15            6             207
       Adjustments related to policyholder benefits and
          dividends                                            184             230              0            0             (46)
       Adjustments related to other expenses                    31              33              0            0              (2)
       Adjustments related to tax benefit (provision)          (74)            (92)             0            0              18
                                                         ---------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
   net of income taxes                                         141             171              0            0             (30)
Cumulative effect of a change in accounting, net of
   income taxes (3)                                            (26)            (26)             0            0               0
                                                         ---------------------------------------------------------------------------
Net income                                                  $2,217          $1,815            $92          $22            $288
                                                         ===========================================================================

(1) Consolidated operating return on equity is defined as operating earnings divided by average GAAP equity excluding accumulated other comprehensive income. Segment operating return on equity is defined as segment operating earnings divided by allocated equity.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4) Consolidated operating earnings for the year ended December 31, 2003 includes a $92 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement, $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, a $31 million after-tax charge related to previously deferred expenses, and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(5) Insurance Operations operating earnings for the year ended December 31, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(6) Corporate, Other & Eliminations operating earnings for the year ended December 31, 2003 includes a $92 million after-tax benefit from a reduction of a previously established liability to the Company's race conscious underwriting settlement, and a $36 million benefit from a revision of the estimate of income taxes for 2002.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                    For the Three Months Ended
                                   -------------------------------------------------------------------------------------------------
                                   December 31, September 30, June 30,   March 31, December 31, September 30,    June 30,  March 31,
Unaudited (Dollars in millions)       2004          2004        2004        2004       2003          2003          2003      2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                             $4,959        $4,919      $4,528      $4,552     $4,735        $4,504       $4,500     $4,284
Universal life and investment-type
   product policy fees                  757           736         726         679        698           623          603        572
Investment income, net                2,947         2,834       2,858       2,786      2,856         2,711        2,710      2,704
Other revenues                          294           271         275         294        305           270          291        245
                                   -------------------------------------------------------------------------------------------------
                                      8,957         8,760       8,387       8,311      8,594         8,108        8,104      7,805
                                   -------------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and
   dividends                          5,618         5,642       5,260       5,267      5,456         5,179        5,006      5,021
Interest credited to policyholder
   account balances                     717           691         691         687        711           720          716        704
Capitalization of deferred policy
   acquisition costs                   (585)         (557)       (648)       (534)      (531)         (517)        (502)      (476)
Amortization of deferred policy
   acquisition costs                    410           381         350         336        349           339          415        344
Other expenses                        1,912         1,746       1,777       1,672      1,813         1,605        1,684      1,556
                                   -------------------------------------------------------------------------------------------------
                                      8,072         7,903       7,430       7,428      7,798         7,326        7,319      7,149
                                   -------------------------------------------------------------------------------------------------
Operating earnings before
   provision for income taxes           885           857         957         883        796           782          785        656
Provision for income taxes              288           283         311         289        259           268          230        219
                                   -------------------------------------------------------------------------------------------------
OPERATING EARNINGS                     $597          $574        $646(4)     $594       $537          $514         $555(5)    $437
                                   =================================================================================================

NET INCOME RECONCILIATION (2)
-----------------------------
Operating earnings                     $597          $574        $646        $594       $537          $514         $555       $437
     Net investment gains (losses)     (126)          212          42          98       (305)         (126)         (23)      (141)
     Minority interest - net
       investment gains (losses)          4             0           0           0          0             0            0          0
     Net investment gains
       (losses) tax benefit
       (provision)                       37           (71)         (7)        (33)       104            63            6         49
                                   -------------------------------------------------------------------------------------------------
Net investment gains (losses), net
     of income taxes                    (85)          141          35          65       (201)          (63)         (17)       (92)
     Adjustments related to
       policyholder benefits and
       dividends                         (9)          (74)        116          31        178            29           (5)        28
     Adjustments related to other
       expenses                           4            (8)          8         (13)         8            10            5         10
     Adjustments related to tax
       benefit (provision)                2            28         (44)         (6)       (65)          (14)          (1)       (12)
                                   -------------------------------------------------------------------------------------------------
Adjustments related to net
   investment gains (losses), net
   of income taxes                       (3)          (54)         80          12        121            25           (1)        26
Cumulative effect of a change in
   accounting, net of income
   taxes (3)                              0             0           0         (90)       (26)            0            0          0
                                   -------------------------------------------------------------------------------------------------
Net income                             $509          $661        $761        $581       $431          $476         $537       $371
                                   =================================================================================================

                                                         For the Year-to-Date Period Ended
                                     ---------------------------------------------------------------------------------
                                     December 31,  September 30,   June 30,   December 31,  September 30,  June 30,
Unaudited (Dollars in millions)         2004           2004          2004        2003           2003         2003
-----------------------------------  ---------------------------------------------------------------------------------
REVENUES
Premiums                                $18,958       $13,999      $9,080       $18,023       $13,288       $8,784
Universal life and investment-type
   product policy fees                    2,898         2,141       1,405         2,496         1,798        1,175
Investment income, net                   11,425         8,478       5,644        10,981         8,125        5,414
Other revenues                            1,134           840         569         1,111           806          536
                                     ---------------------------------------------------------------------------------
                                         34,415        25,458      16,698        32,611        24,017       15,909
                                     ---------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and
   dividends                             21,787        16,169      10,527        20,662        15,206       10,027
Interest credited to policyholder
   account balances                       2,786         2,069       1,378         2,851         2,140        1,420
Capitalization of deferred policy
   acquisition costs                     (2,324)       (1,739)     (1,182)       (2,026)       (1,495)        (978)
Amortization of deferred policy
   acquisition costs                      1,477         1,067         686         1,447         1,098          759
Other expenses                            7,107         5,195       3,449         6,658         4,845        3,240
                                     ---------------------------------------------------------------------------------
                                         30,833        22,761      14,858        29,592        21,794       14,468
                                     ---------------------------------------------------------------------------------
Operating earnings before
   provision for income taxes             3,582         2,697       1,840         3,019         2,223        1,441
Provision for income taxes                1,171           883         600           976           717          449
                                     ---------------------------------------------------------------------------------
OPERATING EARNINGS                       $2,411        $1,814      $1,240(4)     $2,043        $1,506         $992(5)
                                     =================================================================================
NET INCOME RECONCILIATION (2)
-----------------------------
Operating earnings                       $2,411        $1,814      $1,240        $2,043        $1,506         $992
     Net investment gains (losses)          226           352         140          (595)         (290)        (164)
     Minority interest - net
       investment gains (losses)              4             0           0             0             0            0
     Net investment gains
       (losses) tax benefit
       (provision)                          (74)         (111)        (40)          222           118           55
                                     ---------------------------------------------------------------------------------
Net investment gains (losses), net
     of income taxes                        156           241         100          (373)         (172)        (109)
     Adjustments related to
       policyholder benefits and
       dividends                             64            73         147           230            52           23
     Adjustments related to other
       expenses                              (9)          (13)         (5)           33            25           15
     Adjustments related to tax
       benefit (provision)                  (20)          (22)        (50)          (92)          (27)         (13)
                                     ---------------------------------------------------------------------------------
Adjustments related to net
   investment gains (losses), net
   of income taxes                           35            38          92           171            50           25
Cumulative effect of a change in
   accounting, net of income
   taxes (3)                                (90)          (90)        (90)          (26)            0            0
                                     ---------------------------------------------------------------------------------
Net income                               $2,512        $2,003      $1,342        $1,815        $1,384         $908
                                     =================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by a $70 million benefit in accordance with the SOP 03-1 Technical Practice Aid. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives:
      Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(3) Operating earnings for the period ended June 30, 2004 includes a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability.

(4) Operating earnings for the period ended June 30, 2003 includes $62 million of earnings, net of income taxes, from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million charge, net of income taxes, related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

                                                           Insurance    Institutional   Individual     Auto &       International
Unaudited (Dollars in millions)                            Operations   Operations      Operations       Home       Operations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $4,959        $2,585        $1,164          $737          $473
Universal life and investment-type product policy fees          757           181           486             0            90
Investment income, net                                        2,947         1,180         1,552            41           174
Other revenues                                                  294           161           112            12             9
                                                           ------------------------------------------------------------------------
                                                              8,957         4,107         3,314           790           746
                                                           ------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                           5,618         2,860         1,801           497           460
Interest credited to policyholder account balances              717           259           412             0            46
Capitalization of deferred policy acquisition costs            (585)          (71)         (284)         (113)         (117)
Amortization of deferred policy acquisition costs               410            31           228           113            38
Other expenses                                                1,912           562           857           210           283
                                                           ------------------------------------------------------------------------
                                                              8,072         3,641         3,014           707           710
                                                           ------------------------------------------------------------------------
Operating earnings before provision for income taxes            885           466           300            83            36
Provision for income taxes                                      288           158           100            20            10
                                                           ------------------------------------------------------------------------
OPERATING EARNINGS                                             $597          $308          $200           $63           $26
                                                           ========================================================================
NET INCOME RECONCILIATION(1)
----------------------------
Operating earnings                                             $597          $308          $200           $63           $26
    Net investment gains (losses)                              (126)          (69)          (50)           (3)           (4)
    Minority interest - net investment gains
        (losses)                                                  4             0             4             0             0
    Net investment gains (losses) tax benefit
        (provision)                                              37            24            11             1             1
                                                           ------------------------------------------------------------------------
Net investment gains (losses), net of income taxes              (85)          (45)          (35)           (2)           (3)
    Adjustments related to policyholder benefits
        and dividends                                            (9)          (33)           30             0            (6)
    Adjustments related to other expenses                         4             0             4             0             0
    Adjustments related to tax benefit (provision)                2            12           (12)            0             2
                                                           ------------------------------------------------------------------------
Adjustments related to net investment gains
        (losses), net of income taxes                            (3)          (21)           22             0            (4)
Cumulative effect of a change in accounting, net
        of income taxes                                           0             0             0             0             0
                                                           ------------------------------------------------------------------------
Net income                                                     $509          $242          $187           $61           $19
                                                           ========================================================================


(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003

                                                           Insurance    Institutional  Individual     Auto &     International
Unaudited (Dollars in millions)                            Operations    Operations    Operations      Home       Operations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                    $4,735        $2,363        $1,184          $740          $448
Universal life and investment-type product policy fees         698           153           465             0            80
Investment income, net                                       2,856         1,103         1,585            39           129
Other revenues                                                 305           154           116             9            26
                                                           ------------------------------------------------------------------------
                                                             8,594         3,773         3,350           788           683
                                                           ------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                          5,456         2,629         1,863           536           428
Interest credited to policyholder account balances             711           229           446             0            36
Capitalization of deferred policy acquisition costs           (531)          (55)         (279)         (107)          (90)
Amortization of deferred policy acquisition costs              349            (6)          174           108            73
Other expenses                                               1,813           546           880           183           204
                                                           ------------------------------------------------------------------------
                                                             7,798         3,343         3,084           720           651
                                                           ------------------------------------------------------------------------
Operating earnings before provision for income taxes           796           430           266            68            32
Provision for income taxes                                     259           153            93            15            (2)
                                                           ------------------------------------------------------------------------
OPERATING EARNINGS                                            $537          $277          $173           $53           $34
                                                           ========================================================================
NET INCOME RECONCILIATION(1)
----------------------------
Operating earnings                                            $537          $277          $173           $53           $34
   Net investment gains (losses)                              (305)         (164)         (130)          (11)            0
   Minority interest - net investment gains (losses)             0             0             0             0             0
   Net investment gains (losses) tax benefit (provision)       104            47            54             4            (1)
                                                           ------------------------------------------------------------------------
Net investment gains (losses), net of income taxes            (201)         (117)          (76)           (7)           (1)
   Adjustments related to policyholder benefits and
        dividends                                              178            89            92             0            (3)
   Adjustments related to other expenses                         8             0             8             0             0
   Adjustments related to tax benefit (provision)              (65)          (31)          (35)            0             1
                                                           ------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
        net of income taxes                                    121            58            65             0            (2)
Cumulative effect of a change in accounting, net of
        income taxes                                           (26)          (26)            0             0             0
                                                           ------------------------------------------------------------------------
Net income                                                    $431          $192          $162           $46           $31
                                                           ========================================================================


(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          Insurance   Institutional   Individual           Auto &     International
Unaudited (Dollars in millions)                          Operations    Operations     Operations            Home        Operations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $18,958        $10,103          $4,172          $2,948          $1,735
Universal life and investment-type product policy fees       2,898            717           1,831               0             350
Investment income, net                                      11,425          4,519           6,150             171             585
Other revenues                                               1,134            632             444              35              23
                                                           ------------------------------------------------------------------------
                                                            34,415         15,971          12,597           3,154           2,693
                                                           ------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                         21,787         11,234           6,779           2,081           1,693
Interest credited to policyholder account balances           2,786            960           1,674               0             152
Capitalization of deferred policy acquisition costs         (2,324)          (343)         (1,143)           (454)           (384)
Amortization of deferred policy acquisition costs            1,477            117             774             449             137
Other expenses                                               7,107          2,133           3,303             800             871
                                                           ------------------------------------------------------------------------
                                                            30,833         14,101          11,387           2,876           2,469
                                                           ------------------------------------------------------------------------
Operating earnings before provision for income taxes         3,582          1,870           1,210             278             224
Provision for income taxes                                   1,171            634             405              64              68
                                                           ------------------------------------------------------------------------
OPERATING EARNINGS                                           2,411 (4)     $1,236 (5)        $805            $214            $156
                                                           ========================================================================
OPERATING RETURN ON EQUITY ("ROE")(1)                         15.9%          21.5%           11.4%           20.6%           11.6%

OPERATING ROE EXCLUDING FOOTNOTE ITEMS BELOW                  15.7%(4)       21.0%(5)        11.4%           20.6%           11.6%

NET INCOME RECONCILIATION(2)
----------------------------
Operating earnings                                          $2,411         $1,236            $805            $214            $156
     Net investment gains (losses)                             226            154              58              (9)             23
     Minority interest - net investment gains (losses)           4              0               4               0               0
     Net investment gains (losses) tax benefit (provision)     (74)           (54)            (16)              3              (7)
                                                           ------------------------------------------------------------------------
Net investment gains (losses), net of income taxes             156            100              46              (6)             16
     Adjustments related to policyholder benefits and
        dividends                                               64             (7)             39               0              32
     Adjustments related to other expenses                      (9)             0              (9)              0               0
     Adjustments related to tax benefit (provision)            (20)             2             (11)              0             (11)
                                                           ------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
        net of income taxes                                     35             (5)             19               0              21
Cumulative effect of a change in accounting, net of
        income taxes(3)                                        (90)           (60)              0               0             (30)
                                                           ------------------------------------------------------------------------
Net income                                                  $2,512         $1,271            $870            $208            $163
                                                           ========================================================================

(1) Segment operating return on equity is defined as segment operating earnings divided by allocated equity.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended December 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

(4) Insurance Operations operating earnings for the year ended December 31, 2004 includes $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability, and a $10 million benefit, net of income taxes, as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(5) Institutional Operations operating earnings for the period ended June 30, 2004 includes a $31 million benefit, net of income taxes from a reduction of a previously established premium tax liability.

                                                                 (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                      Insurance    Institutional  Individual   Auto &  International
Unaudited (Dollars in millions)                                       Operations     Operations   Operations    Home    Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                               $18,023         $9,093       $4,344     $2,908     $1,678
Universal life and investment-type product policy fees                   2,496            635        1,589          0        272
Investment income, net                                                  10,981          4,094        6,227        158        502
Other revenues                                                           1,111            592          407         32         80
                                                                       -------------------------------------------------------------
                                                                        32,611         14,414       12,567      3,098      2,532
                                                                       -------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                     20,662         10,130        6,883      2,140      1,509
Interest credited to policyholder account balances                       2,851            915        1,793          0        143
Capitalization of deferred policy acquisition costs                     (2,026)          (199)      (1,099)      (441)      (287)
Amortization of deferred policy acquisition costs                        1,447             68          718        436        225
Other expenses                                                           6,658          1,915        3,261        761        721
                                                                       -------------------------------------------------------------
                                                                        29,592         12,829       11,556      2,896      2,311
                                                                       -------------------------------------------------------------
Operating earnings before provision (benefit) for income taxes           3,019          1,585        1,011        202        221
Provision (benefit) for income taxes                                       976            565          356         35         20
                                                                       -------------------------------------------------------------
OPERATING EARNINGS                                                      $2,043(4)      $1,020         $655(5)    $167       $201(6)
                                                                       =============================================================

OPERATING RETURN ON EQUITY ("ROE") (1)                                    14.6%          20.1%         9.9%      15.6%      16.0%

OPERATING ROE EXCLUDING FOOTNOTE ITEMS BELOW                              14.8%(4)       20.1%        10.4%(5)   15.6%      11.0%(6)

NET INCOME RECONCILIATION (2)
-----------------------------
Operating  earnings                                                     $2,043         $1,020         $655       $167       $201
   Net investment gains (losses)                                          (595)          (302)        (285)       (15)         7
   Minority interest - net investment gains (losses)                         0              0            0          0          0
   Net investment gains (losses) tax benefit (provision)                   222             99          116          5          2
                                                                       -------------------------------------------------------------
Net investment gains (losses), net of income taxes                        (373)          (203)        (169)       (10)         9
   Adjustments related to policyholder benefits and dividends              230             89          144          0         (3)
   Adjustments related to other expenses                                    33              0           33          0          0
   Adjustments related to tax benefit (provision)                          (92)           (31)         (62)         0          1
                                                                       -------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
 income taxes                                                              171             58          115          0         (2)
Cumulative effect of a change in accounting, net of income
 taxes (3)                                                                 (26)           (26)           0          0          0
                                                                       -------------------------------------------------------------
Net income                                                              $1,815           $849         $601       $157       $208
                                                                       =============================================================

(1) Segment operating return on equity is defined as segment operating earnings divided by allocated equity.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended December 31, 2003, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4) Insurance Operations operating earnings for the year ended December 31, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(5) Individual Operations operating earnings for the year ended December 31, 2003 includes a $31 million after-tax charge related to previously deferred expenses.

(6) International Operations operating earnings for the year ended December 31, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
SUMMARY OF SEGMENT OPERATING EARNINGS (1)

                                                                     For the Three Months Ended
                                 ---------------------------------------------------------------------------------------------------
                                 December 31,  September 30,  June 30,   March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)     2004          2004          2004       2004        2003          2003          2003      2003
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS            $308          $294          $317       $317        $277          $264          $260       $219

INDIVIDUAL OPERATIONS                200           201           217        187         173           171           151        160

AUTO & HOME OPERATIONS                63            34            71         46          53            42            42         30

INTERNATIONAL OPERATIONS              26            45            41         44          34            37           102         28

REINSURANCE OPERATIONS                31            14            23         18          20            18            19         20

ASSET MANAGEMENT OPERATIONS           (3)            7            16          5           6             4             5          1

CORPORATE, OTHER & ELIMINATIONS       27            26            95        (18)          2            80            41        (12)
                                    ------------------------------------------------------------------------------------------------
CONSOLIDATED                        $652          $621(2)       $780(3)    $599(4)     $565          $616(5)       $620(6)    $446
                                    ================================================================================================


                                                      For the Year-to-Date Period Ended
                                  ------------------------------------------------------------------------
                                  December 31, September 30, June 30,  December 31, September 30, June 30,
Unaudited (Dollars in millions)      2004          2004        2004        2003         2003        2003
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS

INDIVIDUAL OPERATIONS               $1,236         $928        $634      $1,020         $743        $479

AUTO & HOME OPERATIONS                 805          605         404         655          482         311

INTERNATIONAL OPERATIONS               214          151         117         167          114          72

REINSURANCE OPERATIONS                 156          130          85         201          167         130

ASSET MANAGEMENT OPERATIONS             86           55          41          77           57          39

CORPORATE, OTHER & ELIMINATIONS         25           28          21          16           10           6

CONSOLIDATED                           130          103          77         111          109          29
                                    ----------------------------------------------------------------------
                                    $2,652       $2,000(2)   $1,379(3)   $2,247       $1,682(5)   $1,066(6)
                                    ======================================================================


(1) A reconciliation of operating earnings to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 17;
      (ii) Individual Operations, page 25; (iii) Auto & Home Operations, page 35; (iv) International Operations, page 40; (v) Reinsurance Operations, page 41; and (vi) Asset Management Operations, page 43, and for Corporate, Other and Eliminations, on page 45. A reconciliation of operating earnings to net income for MetLife, Inc., Consolidated, appears on Page 4.

(2) Operating earnings for the period ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

(3) Operating earnings and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability and a $105 million benefit related to a previously disclosed resolution of an IRS audit. Additionally, earnings for the three months ended June 30, 2004 was adjusted by a $7 million benefit, net of income taxes, as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(4) Operating earnings and net income for the three months ended March 31, 2004 was adjusted by a $3 million benefit, net of income taxes, as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(5) Operating earnings for the period ended September 30, 2003 includes a $28 million benefit, net of income taxes from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(6) Operating earnings for the period ended June 30, 2003 includes a $64 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of earnings, net of income taxes, from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million charge, net of income taxes, related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                     For the Three Months Ended
                                      ----------------------------------------------------------------------------------------------
                                      December 31, September 30, June 30,   March 31, December 31, September 30, June 30,  March 31,
Institutional Operations                  2004        2004         2004       2004       2003          2003       2003       2003
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                 $2,585       $2,711      $2,382     $2,425     $2,363       $2,260     $2,334     $2,136
Universal life and investment-type
 product policy fees                        181          178         187        171        153          167        154        161
Investment income, net                    1,180        1,115       1,128      1,096      1,103        1,003      1,009        979
Other revenues                              161          152         155        164        154          144        152        142
                                      ----------------------------------------------------------------------------------------------
                                          4,107        4,156       3,852      3,856      3,773        3,574      3,649      3,418
                                      ---------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends       2,860        2,976       2,699      2,699      2,629        2,523      2,560      2,418
Interest credited to policyholder
 account balances                           259          242         232        227        229          234        228        224
Other expenses                              522          494         440        451        485          407        456        436
                                      ---------------------------------------------------------------------------------------------
                                          3,641        3,712       3,371      3,377      3,343        3,164      3,244      3,078
                                      ---------------------------------------------------------------------------------------------
Operating earnings before provision
 for income taxes                           466          444         481        479        430          410        405        340
Provision for income taxes                  158          150         164        162        153          146        145        121
                                      ---------------------------------------------------------------------------------------------
OPERATING EARNINGS                         $308         $294        $317(3)    $317       $277         $264       $260       $219
                                      =============================================================================================

NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                         $308         $294        $317       $317       $277         $264       $260       $219
  Net investment gains (losses)             (69)         105          18        100       (164)         (59)        (9)       (70)
  Minority interest - net
   investment gains (losses)                  0            0           0          0          0            0          0          0
  Net investment gains (losses)
   tax benefit (provision)                   24          (33)         (9)       (36)        47           23          3         26
                                      ---------------------------------------------------------------------------------------------
Net investment gains (losses), net
 of income taxes                            (45)          72           9         64       (117)         (36)        (6)       (44)
  Adjustments related to
   policyholder benefits and
   dividends                                (33)         (35)         78        (17)        89            0          0          0
  Adjustments related to other
   expenses                                   0            0           0          0          0            0          0          0
  Adjustments related to tax benefit
   (provision)                               12           11         (27)         6        (31)           0          0          0
                                      ---------------------------------------------------------------------------------------------
Adjustments related to net investment
  gains (losses), net of income taxes       (21)         (24)         51        (11)        58            0          0          0
Cumulative effect of a change in
  accounting, net of income taxes (2)         0            0           0        (60)       (26)           0          0          0
                                      ---------------------------------------------------------------------------------------------
Net income                                 $242         $342        $377       $310       $192         $228       $254       $175
                                      =============================================================================================

                                                                            For the Year-to-Date Period Ended
                                                         ---------------------------------------------------------------------------
                                                         December 31, September 30, June 30,   December 31, September 30,  June 30,
Institutional Operations                                     2004         2004        2004        2003         2003         2003
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                   $10,103       $7,518      $4,807      $9,093       $6,730       $4,470
Universal life and investment-type product policy fees         717          536         358         635          482          315
Investment income, net                                       4,519        3,339       2,224       4,094        2,991        1,988
Other revenues                                                 632          471         319         592          438          294
                                                         ---------------------------------------------------------------------------
                                                            15,971       11,864       7,708      14,414       10,641        7,067
                                                         ---------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                         11,234        8,374       5,398      10,130        7,501        4,978
Interest credited to policyholder account balances             960          701         459         915          686          452
Other expenses                                               1,907        1,385         891       1,784        1,299          892
                                                         ---------------------------------------------------------------------------
                                                            14,101       10,460       6,748      12,829        9,486        6,322
                                                         ---------------------------------------------------------------------------

Operating earnings before provision for income taxes         1,870        1,404         960       1,585        1,155          745
Provision for income taxes                                     634          476         326         565          412          266
                                                         ---------------------------------------------------------------------------
OPERATING EARNINGS                                          $1,236         $928        $634(3)   $1,020         $743         $479
                                                         ===========================================================================

NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                                          $1,236        $928         $634      $1,020         $743         $479
   Net investment gains (losses)                               154         223          118        (302)        (138)         (79)
   Minority interest - net investment gains (losses)             0           0            0           0            0            0
   Net investment gains (losses) tax benefit (provision)       (54)        (78)         (45)         99           52           29
                                                         ---------------------------------------------------------------------------
Net investment gains (losses), net of income taxes             100         145           73        (203)         (86)         (50)
   Adjustments related to policyholder benefits and
    dividends                                                   (7)         26           61          89            0            0
   Adjustments related to other expenses                         0           0            0           0            0            0
   Adjustments related to tax benefit (provision)                2         (10)         (21)        (31)           0            0
                                                         ---------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
      net of income taxes                                       (5)         16           40          58            0            0

Cumulative effect of a change in accounting, net of
      income taxes (2)                                         (60)        (60)         (60)        (26)           0            0
                                                         ---------------------------------------------------------------------------
Net income                                                  $1,271      $1,029         $687        $849         $657         $429
                                                         ===========================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded
      Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(3) Operating earnings for the period ended June 30, 2004 includes a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                        For the Three Months Ended
                                      ----------------------------------------------------------------------------------------------
                                      December 31, September 30, June 30,   March 31, December 31, September 30, June 30,  March 31,
Group Life                               2004          2004        2004       2004       2003         2003         2003      2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                $1,318        $1,271      $1,244     $1,282     $1,223       $1,167      $1,175     $1,163
Universal life and investment-type
 product policy fees                       181           178         187        171        153          167         154        161
Investment income, net                     252           250         269        259        271          262         248        242
Other revenues                              14            10          13         19         18           17          13         16
                                      ----------------------------------------------------------------------------------------------
                                         1,765         1,709       1,713      1,731      1,665        1,613       1,590      1,582
                                      ----------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends      1,382         1,331       1,326      1,392      1,272        1,237       1,229      1,234
Interest credited to policyholder
 account balances                          101           100         101        100        100          113         104        106
Other expenses                             136           126          88        123        138          116         133        121
                                      ----------------------------------------------------------------------------------------------
                                         1,619         1,557       1,515      1,615      1,510        1,466       1,466      1,461
                                      ----------------------------------------------------------------------------------------------

Operating earnings before provision
 for income taxes                          146           152         198        116        155          147         124        121
Provision for income taxes                  50            52          68         39         56           53          45         43
                                      ----------------------------------------------------------------------------------------------
OPERATING EARNINGS                         $96          $100        $130(1)     $77        $99          $94         $79        $78
                                      ----------------------------------------------------------------------------------------------

Net investment gains (losses), net of
  income taxes                             (44)            4          (4)        17        (53)           3          (8)       (13)
Adjustments related to net investment
 gains (losses), net of  income taxes        0             0           0          0          0            0           0          0
Cumulative effect of a change in
 accounting, net of income taxes             0             0           0          0          0            0           0          0
                                      ----------------------------------------------------------------------------------------------
Net income                                 $52          $104        $126        $94        $46          $97         $71        $65
                                      ==============================================================================================

                                                                              For the Year-to-Date Period Ended
                                                           -------------------------------------------------------------------------
                                                           December 31, September 30,  June 30,  December 31, September 30, June 30,
Group Life                                                    2004          2004         2004        2003         2003        2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                      $5,115       $3,797      $2,526       $4,728       $3,505      $2,338
Universal life and investment-type product policy fees           717          536         358          635          482         315
Investment income, net                                         1,030          778         528        1,023          752         490
Other revenues                                                    56           42          32           64           46          29
                                                           -------------------------------------------------------------------------
                                                               6,918        5,153       3,444        6,450        4,785       3,172
                                                           -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                            5,431        4,049       2,718        4,972        3,700       2,463
Interest credited to policyholder account balances               402          301         201          423          323         210
Other expenses                                                   473          337         211          508          370         254
                                                           -------------------------------------------------------------------------
                                                               6,306        4,687       3,130        5,903        4,393       2,927
                                                           -------------------------------------------------------------------------

Operating earnings before provision for income taxes             612          466         314          547          392         245
Provision for income taxes                                       209          159         107          197          141          88
                                                           -------------------------------------------------------------------------
OPERATING EARNINGS                                              $403         $307        $207(1)      $350         $251        $157
                                                           -------------------------------------------------------------------------

Net investment gains (losses), net of income taxes
Adjustments related to net investment gains (losses),            (27)          17          13          (71)         (18)        (21)
   net of income taxes                                             0            0           0            0            0           0
Cumulative effect of a change in accounting, net of
   income taxes                                                    0            0           0            0            0           0
                                                           -------------------------------------------------------------------------
Net income                                                      $376         $324        $220         $279         $233        $136
                                                           =========================================================================


(1) Operating earnings for the period ended June 30, 2004 includes a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                         For the Three Months Ended
                                      ---------------------------------------------------------------------------------------------
                                      December 31, September 30,  June 30,  March 31, December 31, September 30, June 30, March 31,
Retirement & Savings                     2004          2004         2004       2004       2003        2003         2003     2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                  $298         $504         $225       $265       $305         $289        $351     $174
Universal life and investment-type
 product policy fees                         0            0            0          0          0            0           0        0
Investment income, net                     803          750          736        730        732          653         674      642
Other revenues                              55           54           55         57         58           48          52       45
                                      ---------------------------------------------------------------------------------------------
                                         1,156        1,308        1,016      1,052      1,095          990       1,077      861
                                      ---------------------------------------------------------------------------------------------


EXPENSES
Policyholder benefits and dividends        675          868          598        589        682          641         681      531
Interest credited to policyholder
 account balances                          158          142          131        127        129          121         124      118
Other expenses                              88           83           84         69         90           68          87       86
                                      ---------------------------------------------------------------------------------------------
                                           921        1,093          813        785        901          830         892      735
                                      ---------------------------------------------------------------------------------------------

Operating earnings before provision
 for income taxes                          235          215          203        267        194         160         185      126
Provision for income taxes                  78           71           68         89         69          56          65       44
                                      ---------------------------------------------------------------------------------------------
OPERATING EARNINGS                        $157         $144         $135       $178       $125        $104        $120      $82
                                      ---------------------------------------------------------------------------------------------


Net investment gains (losses), net of
income taxes                                 4           49           28         32       (58)        (48)           2      (25)
Adjustments related to net investment
  gains (losses), net of income taxes      (15)          (3)          20          0        58           0            0        0
Cumulative effect of a change in
  accounting, net of income taxes (1)        0            0            0        (40)      (26)          0            0        0
                                      ---------------------------------------------------------------------------------------------
Net income                                $146         $190         $183       $170       $99         $56         $122      $57
                                      =============================================================================================

                                                                              For the Year-to-Date Period Ended
                                                           -------------------------------------------------------------------------
                                                           December 31, September 30, June 30,  December 31, September 30,  June 30,
Retirement & Savings                                          2004          2004        2004       2003          2003         2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $1,292         $994        $490      $1,119         $814          $525
Universal life and investment-type product policy fees            0            0           0           0            0             0
Investment income, net                                        3,019        2,216       1,466       2,701        1,969         1,316
Other revenues                                                  221          166         112         203          145            97
                                                           -------------------------------------------------------------------------
                                                              4,532        3,376       2,068       4,023        2,928         1,938
                                                           -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                           2,730        2,055       1,187       2,535        1,853         1,212
Interest credited to policyholder account balances              558          400         258         492          363           242
Other expenses                                                  324          236         153         331          241           173
                                                           -------------------------------------------------------------------------
                                                              3,612        2,691       1,598       3,358        2,457         1,627
                                                           -------------------------------------------------------------------------

Operating earnings before provision for income taxes            920          685         470         665          471           311
Provision for income taxes                                      306          228         157         234          165           109
                                                           -------------------------------------------------------------------------
OPERATING EARNINGS                                             $614         $457        $313        $431         $306          $202
                                                           -------------------------------------------------------------------------


Net investment gains (losses), net of income taxes              113          109          60        (129)         (71)          (23)
Adjustments related to net investment gains (losses),
   net of income taxes                                            2           17          20          58            0             0
Cumulative effect of a change in accounting, net of
   income taxes (1)                                             (40)         (40)        (40)        (26)           0             0
                                                           -------------------------------------------------------------------------
Net income                                                     $689         $543        $353        $334         $235          $179
                                                           =========================================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded
      Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                        For the Three Months Ended
                                        -------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Non-Medical Health & Other                  2004          2004       2004     2004       2003          2003        2003     2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                    $969          $936        $913    $878       $835          $804        $808     $799
Universal life and investment-type
 product policy fees                           0             0           0       0          0             0           0        0
Investment income, net                       125           115         123     107        100            88          87       95
Other revenues                                92            88          87      88         78            79          87       81
                                        -------------------------------------------------------------------------------------------
                                           1,186         1,139       1,123   1,073      1,013           971         982      975
                                        -------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends          803           777         775     718        675           645         650      653
Interest credited to policyholder
 account balances                              0             0           0       0          0             0           0        0
Other expenses                               298           285         268     259        257           223         236      229
                                        -------------------------------------------------------------------------------------------
                                           1,101         1,062       1,043     977        932           868         886      882
                                        -------------------------------------------------------------------------------------------

Operating earnings before provision
 for income taxes                             85            77          80      96         81           103          96       93
Provision for income taxes                    30            27          28      34         28            37          35       34
                                        -------------------------------------------------------------------------------------------
OPERATING EARNINGS                           $55           $50         $52     $62        $53           $66         $61      $59
                                        -------------------------------------------------------------------------------------------


Net investment gains (losses), net of
 income taxes                                (5)            19         (15)     15         (6)            9           0       (6)
Adjustments related to net investment
 gains (losses), net of income taxes         (6)           (21)         31     (11)         0             0           0        0
Cumulative effect of a change in
 accounting, net of income taxes (1)          0              0           0     (20)         0             0           0        0
                                        -------------------------------------------------------------------------------------------
Net income                                   $44           $48         $68     $46        $47           $75         $61      $53
                                        ===========================================================================================

                                                                               For the Year-to-Date Period Ended
                                                           -------------------------------------------------------------------------
                                                           December 31,  September 30, June 30, December 31,  September 30, June 30,
Non-Medical Health & Other                                     2004          2004        2004       2003          2003        2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $3,696        $2,727       $1,791      $3,246       $2,411      $1,607
Universal life and investment-type product policy fees            0             0            0           0            0           0
Investment income, net                                          470           345          230         370          270         182
Other revenues                                                  355           263          175         325          247         168
                                                           -------------------------------------------------------------------------
                                                              4,521         3,335        2,196       3,941        2,928       1,957
                                                           -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                           3,073         2,270        1,493       2,623        1,948       1,303
Interest credited to policyholder account balances                0             0            0           0            0           0
Other expenses                                                1,110           812          527         945          688         465
                                                           -------------------------------------------------------------------------
                                                              4,183         3,082        2,020       3,568        2,636       1,768
                                                           -------------------------------------------------------------------------

Operating earnings before provision for income taxes            338           253          176         373          292         189
Provision for income taxes                                      119            89           62         134          106          69
                                                           -------------------------------------------------------------------------
OPERATING EARNINGS                                             $219          $164         $114        $239         $186        $120
                                                           -------------------------------------------------------------------------

Net investment gains (losses), net of income taxes
Adjustments related to net investment gains (losses),            14            19            0          (3)           3          (6)
   net of income taxes                                           (7)           (1)          20           0            0           0
Cumulative effect of a change in accounting, net of
   income taxes (1)                                             (20)          (20)         (20)          0            0           0
                                                           -------------------------------------------------------------------------
Net income                                                     $206          $162         $114        $236         $189         $114
                                                           =========================================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                         For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)              2004         2004        2004     2004       2003          2003        2003     2003
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES
BY PRODUCT

Group Life                                  $1,513       $1,459      $1,444   $1,472     $1,394        $1,351      $1,342    $1,340
Retirement & Savings                           353          558         280      322        363           337         403       219
Non-Medical Health & Other                   1,061        1,024       1,000      966        913           883         895       880
                                         -------------------------------------------------------------------------------------------
Total Premiums, Fees and Other Revenues     $2,927       $3,041      $2,724   $2,760     $2,670        $2,571      $2,640    $2,439
                                         ===========================================================================================


Group Disability (Included in
 Non-Medical Health & Other)                  $269         $254        $250     $246       $237          $227        $238      $241


ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO
 (MORTALITY EXPERIENCE):
    Term Life                                90.9%        91.3%       93.3%    95.7%      91.4%         91.3%       92.0%     93.2%

INCURRED LOSS RATIO
 (MORBIDITY EXPERIENCE):
    Group Disability                         98.7%        92.0%       92.7%    93.3%     102.7%         99.8%       95.1%     96.5%
                                         -------------------------------------------------------------------------------------------

                                                                 (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
Unaudited (Dollars in millions)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                                    For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31, September 30,   June 30,   March 31,  December 31,  September 30,  June 30,   March 31,
Group Life                         2004         2004         2004         2004         2003         2003         2003        2003
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $14,959      $14,834      $14,642      $14,678      $14,453      $14,189      $13,993      $13,756
Premiums and deposits              2,522        2,543        2,621        2,719        2,935        2,728        2,676        2,877
Interest on reserves                 135          131          131          130          132          141          134          136
Surrenders and withdrawals        (1,115)      (1,081)      (1,118)      (1,144)      (1,344)      (1,078)      (1,103)      (1,426)
Benefits and reserves             (1,348)      (1,296)      (1,297)      (1,387)      (1,203)      (1,238)      (1,197)      (1,223)
Other                               (131)        (172)        (145)        (354)        (295)        (289)        (314)        (127)
                                ---------------------------------------------------------------------------------------------------
Balance, end of period           $15,022      $14,959      $14,834      $14,642      $14,678      $14,453      $14,189      $13,993
                                ===================================================================================================

                                                                    For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31, September 30,   June 30,   March 31,  December 31,  September 30,  June 30,   March 31,
Retirement & Savings               2004         2004         2004        2004         2003         2003         2003        2003
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $44,497      $42,287      $42,634      $40,298      $40,191      $39,111      $36,206      $35,548
Premiums and deposits              2,696        2,525        2,003        2,424        1,763        3,156        3,040        1,060
Interest on reserves                 595          567          551          542          537          526          526          518
Surrenders and withdrawals        (1,566)      (1,361)        (928)      (1,222)      (1,330)      (1,396)      (1,113)        (602)
Benefits and reserves               (495)        (504)        (470)        (468)        (468)        (471)        (521)        (465)
Other (1)                            252          983       (1,503)       1,060         (395)        (735)         973          147
                                ---------------------------------------------------------------------------------------------------
Balance, end of period           $45,979      $44,497      $42,287      $42,634      $40,298      $40,191      $39,111      $36,206
                                ===================================================================================================

                                                                    For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31, September 30,   June 30,   March 31,  December 31,  September 30,  June 30,   March 31,
Non-Medical Health & Other         2004          2004         2004        2004        2003          2003         2003        2003
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $6,601        $6,407       $6,003       $4,708      $4,621        $4,552        $4,483     $4,396
Premiums and deposits               893           846          831          795         762           727           728        736
Interest on reserves                 64            63           60           57          56            56            55         55
Surrenders and withdrawals           18            27           25           24          16            17            24         12
Benefits and reserves              (791)         (753)        (728)        (693)       (615)         (591)         (591)      (609)
Other (1)                            (1)           11          216        1,112        (132)         (140)         (147)      (107)
                                ---------------------------------------------------------------------------------------------------
Balance, end of period           $6,784        $6,601       $6,407       $6,003      $4,708        $4,621        $4,552     $4,483
                                ===================================================================================================

SEPARATE ACCOUNT LIABILITIES

                                                                    For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31, September 30,   June 30,   March 31,  December 31,  September 30,  June 30,   March 31,
Group Life                         2004          2004         2004        2004        2003         2003         2003        2003
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $8,337        $8,066        $7,754     $7,045      $6,951       $6,953        $6,376     $6,011
Premiums and deposits               133           182           156        160          85          298           169        299
Investment performance               63           166           239        645         113           23           582        175
Surrenders and withdrawals         (341)          (77)          (86)       (92)       (104)        (323)         (174)      (109)
Policy charges                        0             0             0          0           0            0             0          0
Other                                 0             0             3         (4)          0            0             0          0
                                ---------------------------------------------------------------------------------------------------
Balance, end of period           $8,192        $8,337        $8,066     $7,754      $7,045       $6,951        $6,953     $6,376
                                ===================================================================================================

                                                                    For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31, September 30,   June 30,   March 31,  December 31,  September 30,  June 30,   March 31,
Retirement & Savings                2004         2004         2004         2004         2003         2003         2003       2003
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $27,666      $26,962      $27,376      $27,081      $26,570      $26,526      $25,105      $24,775
Premiums and deposits                758          834          694        1,369        1,103          726        1,008          752
Investment performance               971          732         (277)         802          661          206        1,481          393
Surrenders and withdrawals          (883)        (818)        (842)      (1,262)      (1,235)        (874)      (1,050)        (793)
Policy charges                       (19)         (19)         (20)         (21)         (18)         (14)         (18)         (22)
Other (1)                             14          (25)          31         (593)           0            0            0            0
                                ---------------------------------------------------------------------------------------------------
Balance, end of period           $28,507      $27,666      $26,962      $27,376      $27,081      $26,570      $26,526      $25,105
                                ===================================================================================================

                                                                    For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31, September 30,  June 30,    March 31,  December 31,  September 30,  June 30,   March 31,
Non-Medical Health & Other         2004         2004          2004         2004        2003         2003          2003       2003
-----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period       $200         $160         $139       $1,505       $1,462       $1,348       $1,241       $1,150
Premiums and deposits                76           89           82           84           73           76           80           63
Investment performance              (45)          62           14           16           15           63           58           47
Surrenders and withdrawals          (18)         (27)         (25)         (24)         (16)         (17)         (23)         (12)
Policy charges                      (28)          (9)          (9)         (15)         (29)          (8)          (8)          (7)
Other (1)                            29          (75)         (41)      (1,427)           0            0            0            0
                                ---------------------------------------------------------------------------------------------------
Balance, end of period             $214         $200         $160         $139       $1,505       $1,462       $1,348       $1,241
                                ===================================================================================================


(1) Beginning with the period ended March 31, 2004, the balances include liabilities recorded in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                 (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

                                                                    For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31, September 30,  June 30,    March 31,  December 31,  September 30,  June 30,   March 31,
Unaudited (Dollars in millions)    2004        2004           2004       2004         2003          2003         2003       2003
-----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES BY MAJOR
 CATEGORY

Direct and allocated
 expenses                        $394         $355          $361        $352         $370         $303         $327         $320
Pension and other post-
 retirement benefit costs          17           17            21          18           31           23           35           26
Premium taxes and other
 taxes, licenses and fees          33           38           (11)         35           28           30           39           36
                                ---------------------------------------------------------------------------------------------------
Subtotal Insurance Expenses      $444         $410          $371        $405         $429         $356         $401         $382
 Commissions and other
 expenses                          78           84            69          46           56           51           55           54
                                ---------------------------------------------------------------------------------------------------
Total Other Expenses             $522         $494          $440        $451         $485         $407         $456         $436
                                ===================================================================================================

                                                                 (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                    For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31, September 30,   June 30,   March 31,  December 31,  September 30,  June 30,   March 31,
Group Life                         2004         2004          2004        2004        2003          2003         2003       2003
-----------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield            5.34%         5.32%        5.87%       5.66%      6.11%         5.83%         5.57%      5.62%
Average crediting rate             3.58%         3.45%        3.44%       3.49%      3.56%         3.85%         3.72%      3.87%
                               ----------------------------------------------------------------------------------------------------
   Spread                          1.76%         1.87%        2.43%       2.17%      2.55%         1.98%         1.85%      1.75%
                               ====================================================================================================

                                                                    For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31, September 30,   June 30,   March 31,  December 31,  September 30,  June 30,   March 31,
Retirement & Savings               2004         2004          2004        2004        2003         2003          2003        2003
-----------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield            7.17%         6.85%        6.93%       7.06%      7.35%         6.82%         7.37%      7.22%
Average crediting rate             5.34%         5.29%        5.33%       5.42%      5.58%         5.62%         5.92%      6.05%
                               ----------------------------------------------------------------------------------------------------
   Spread                          1.83%         1.56%        1.60%       1.64%      1.77%         1.20%         1.45%      1.17%
                               ====================================================================================================

                                                                    For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31, September 30,   June 30,   March 31, December 31,  September 30,   June 30,   March 31,
Non-Medical Health & Other         2004         2004          2004        2004        2003        2003           2003        2003
-----------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield            7.53%         6.86%        7.77%       6.96%      7.48%         6.49%         6.60%      7.27%
Average crediting rate             5.47%         5.43%        5.33%       5.35%      5.38%         5.43%         5.49%      5.52%
                               ----------------------------------------------------------------------------------------------------
   Spread                          2.06%         1.43%        2.44%       1.61%      2.10%         1.06%         1.11%      1.75%
                               ====================================================================================================

                                                                 (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                      For the Three Months Ended
                                ---------------------------------------------------------------------------------------------------
                                December 31, September 30,  June 30,    March 31,  December 31,  September 30,  June 30,   March 31,
Individual Operations                2004         2004         2004         2004         2003         2003         2003       2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                            $1,164       $1,023       $1,007         $978       $1,184       $1,064       $1,055     $1,041
Universal life and invest-
  ment-type product policy fees        486          467          453          425          465          386          378        360
Investment income, net               1,552        1,528        1,549        1,521        1,585        1,550        1,529      1,563
Other revenues                         112          109          106          117          116           96          109         86
                                ---------------------------------------------------------------------------------------------------
                                     3,314        3,127        3,115        3,041        3,350        3,096        3,071      3,050
                                ---------------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
  dividends                          1,801        1,681        1,653        1,644        1,863        1,703        1,625      1,692
Interest credited to policy-
  holder account balances              412          412          427          423          446          452          452        443
Capitalization of deferred
  policy acquisition costs            (284)        (268)        (298)        (293)        (279)        (280)        (280)      (260)
Amortization of deferred
  policy acquisition costs             228          210          170          166          174          162          207        175
Other expenses                         857          789          837          820          880          795          833        753
                                ---------------------------------------------------------------------------------------------------
                                     3,014        2,824        2,789        2,760        3,084        2,832        2,837      2,803
                                ---------------------------------------------------------------------------------------------------

Operating earnings before
  provision for income taxes           300          303          326          281          266          264          234        247
Provision for income taxes             100          102          109           94           93           93           83         87
                                ---------------------------------------------------------------------------------------------------
OPERATING EARNINGS                    $200         $201         $217         $187         $173         $171         $151(3)    $160
                                ====================================================================================================

Net Income Reconciliation
-------------------------
Operating earnings                    $200         $201         $217         $187         $173         $171         $151       $160
      Net investment gains
        (losses)                       (50)         105           31          (28)        (130)         (77)         (11)       (67)
      Minority interest - net
        investment gains (losses)        4            0            0            0            0            0            0          0
      Net investment gains
        (losses) tax benefit
        (provision)                     11          (37)           1            9           54           35            5         22
                                ---------------------------------------------------------------------------------------------------
Net investment gains
  (losses), net of income taxes        (35)          68           32          (19)         (76)         (42)          (6)       (45)
      Adjustments related to
        policyholder benefits
        and dividends                   30          (25)         (11)          45           92           29           (5)        28
      Adjustments related to
        other expenses                   4           (8)           8          (13)           8           10            5         10
      Adjustments related to
        tax benefit (provision)        (12)          12            0          (11)         (35)         (14)          (1)       (12)
                                ---------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes                   22          (21)          (3)          21           65           25           (1)        26
Cumulative effect of a change
  in accounting, net of income
  taxes (1) (2)                          0            0            0            0            0            0            0          0
                                ---------------------------------------------------------------------------------------------------
Net income                            $187         $248         $246         $189         $162         $154         $144       $141
                                ====================================================================================================

                                                      For the Year-to-Date Period Ended
                                  -----------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  December 31, September 30,  June 30,
Individual Operations                 2004         2004         2004         2003         2003         2003
-------------------------------   -----------------------------------------------------------------------------
REVENUES
Premiums                             $4,172       $3,008       $1,985       $4,344       $3,160       $2,096
Universal life and invest-
  ment-type product policy fees       1,831        1,345          878        1,589        1,124          738
Investment income, net                6,150        4,598        3,070        6,227        4,642        3,092
Other revenues                          444          332          223          407          291          195
                                  -----------------------------------------------------------------------------
                                     12,597        9,283        6,156       12,567        9,217        6,121
                                  -----------------------------------------------------------------------------

EXPENSES
  Policyholder benefits and
  dividends                           6,779        4,978        3,297        6,883        5,020        3,317
Interest credited to policy-
  holder account balances             1,674        1,262          850        1,793        1,347          895
Capitalization of deferred
  policy acquisition costs           (1,143)        (859)        (591)      (1,099)        (820)        (540)
Amortization of deferred
  policy acquisition costs              774          546          336          718          544          382
Other expenses                        3,303        2,446        1,657        3,261        2,381        1,586
                                  -----------------------------------------------------------------------------
                                     11,387        8,373        5,549       11,556        8,472        5,640
                                  -----------------------------------------------------------------------------

Operating earnings before
  provision for income taxes          1,210          910          607        1,011          745          481
  Provision for income taxes            405          305          203          356          263          170
                                  -----------------------------------------------------------------------------
OPERATING EARNINGS                     $805         $605         $404         $655         $482         $311(3)
                                  =============================================================================

Net Income Reconciliation
-------------------------
Operating earnings                     $805         $605         $404         $655         $482         $311
      Net investment gains
        (losses)                         58          108            3         (285)        (155)         (78)
      Minority interest - net
        investment gains (losses)          4            0            0            0            0            0
      Net investment gains
        (losses) tax benefit
        (provision)                     (16)         (27)          10          116           62           27
                                  -----------------------------------------------------------------------------
Net investment gains
(losses), net of income taxes            46           81           13         (169)         (93)         (51)
      Adjustments related to
        policyholder benefits
        and dividends                    39            9           34          144           52           23
      Adjustments related to
        other expenses                   (9)         (13)          (5)          33           25           15
      Adjustments related to
        tax benefit (provision)         (11)           1          (11)         (62)         (27)         (13)
                                  -----------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes                    19           (3)          18          115           50           25
Cumulative effect of a change
  in accounting, net of income
  taxes (1) (2)                           0            0            0            0            0            0
                                  -----------------------------------------------------------------------------
Net income                             $870         $683         $435         $601         $439         $285
                                  =============================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1.

(3) Operating earnings for the period ended June 30, 2003 include a $31 million charge, net of income taxes, related to previously deferred expenses.

                                                                 (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                       For the Three Months Ended
                                ---------------------------------------------------------------------------------------------------
                                December 31, September 30,   June 30,   March 31,   December 31, September 30,  June 30,   March 31,
Traditional Life                     2004        2004         2004        2004          2003          2003         2003        2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                           $1,113        $989         $980        $959        $1,159        $1,037       $1,025      $1,010
Universal life and investment-
 type product policy fees               0           0            0           0             0             0            0           0
Investment income, net                825         831          848         843           873           847          846         869
Other revenues                          4           1            0           1             6             0           10           0
                                ---------------------------------------------------------------------------------------------------
                                    1,942       1,821        1,828       1,803         2,038         1,884        1,881       1,879
                                ---------------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
 dividends                          1,629       1,517        1,496       1,480         1,684         1,564        1,512       1,529
Interest credited to policy-
 holder account balances                0           0            0           0             0             0            0           0
Capitalization of deferred
 policy acquisition costs             (50)        (44)         (42)        (41)          (42)          (39)         (43)        (47)
Amortization of deferred
 policy acquisition costs              74          51           51          56            54            56           62          58
Other expenses                        240         213          206         211           236           200          233         221
                                ---------------------------------------------------------------------------------------------------
                                    1,893       1,737        1,711       1,706         1,932         1,781        1,764       1,761
                                ---------------------------------------------------------------------------------------------------

Operating earnings before
 provision for income taxes            49          84          117          97           106           103          117         118
Provision for income taxes             17          29           40          33            38            37           42          42
                                ---------------------------------------------------------------------------------------------------
OPERATING EARNINGS                    $32         $55          $77         $64           $68           $66          $75(1)      $76
                                ---------------------------------------------------------------------------------------------------

Net investment gains (losses),
 net of income taxes                   15          60           20         (15)          (43)          (20)         (13)        (13)
Adjustments related to net
 investment gains (losses),
 net of income taxes                   18         (18)          (4)         22            57            25            0          19
Cumulative effect of a change
 in accounting, net of income
 taxes                                  0           0            0           0             0             0            0           0
                                ---------------------------------------------------------------------------------------------------
Net income                            $65         $97          $93         $71           $82           $71          $62         $82
                                ===================================================================================================

                                                      For the Year-to-Date Period Ended
                                 -----------------------------------------------------------------------------
                                 December 31,  September 30,  June 30,  December 31,  September 30,   June 30,
Traditional Life                      2004         2004         2004         2003         2003        2003
--------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                             $4,041       $2,928       $1,939      $4,231        $3,072      $2,035
Universal life and investment-
 type product policy fees                 0            0            0           0             0           0
Investment income, net                3,347        2,522        1,691       3,435         2,562       1,715
Other revenues                            6            2            1          16            10          10
                                 -----------------------------------------------------------------------------
                                      7,394        5,452        3,631       7,682         5,644       3,760
                                 -----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
 dividends                            6,122        4,493        2,976       6,289         4,605       3,041
Interest credited to policy-
 holder account balances                  0            0            0           0             0           0
Capitalization of deferred
 policy acquisition costs              (177)        (127)         (83)       (171)         (129)        (90)
Amortization of deferred
 policy acquisition costs               232          158          107         230           176         120
Other expenses                          870          630          417         890           654         454
                                 -----------------------------------------------------------------------------
                                      7,047        5,154        3,417       7,238         5,306       3,525
                                 -----------------------------------------------------------------------------

Operating earnings before
 provision for income taxes             347          298          214         444           338         235
Provision for income taxes              119          102           73         159           121          84
                                 -----------------------------------------------------------------------------
OPERATING EARNINGS                     $228         $196         $141        $285          $217         151(1)
                                 -----------------------------------------------------------------------------

Net investment gains (losses),
 net of income taxes                     80           65            5         (89)          (46)        (26)
Adjustments related to net
 investment gains (losses),
 net of income taxes                     18            0           18         101            44          19
Cumulative effect of a change
 in accounting, net of income
 taxes                                    0            0            0           0             0           0
                                 -----------------------------------------------------------------------------
Net income                             $326         $261         $164        $297          $215        $144
                                 =============================================================================


(1) Operating earnings for the period ended June 30, 2003 includes a $2 million charge, net of income taxes, related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                     For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31,  September 30,  June 30,    March 31,   December 31,  September 30,  June 30,  March 31,
Variable & Universal Life          2004           2004         2004       2004         2003           2003         2003       2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                             $0            $0           $0          $0          $0             $0            $0        $0
Universal life and invest-
  ment-type product policy
  fees                              272           279          264         245         301            256           262       255
Investment income, net              149           147          143         140         143            145           144       142
Other revenues                       (1)            1           (3)          4           4             (1)           (1)       (2)
                               ----------------------------------------------------------------------------------------------------
                                    420           427          404         389         448            400           405       395
                               ----------------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
  dividends                          56            76           88          87         126             69            57        87
Interest credited to
  policyholder account
  balances                          114           117          116         113         118            122           117       117
Capitalization of deferred
  policy acquisition costs          (79)          (74)         (86)        (70)        (88)           (82)          (86)      (81)
Amortization of deferred
  policy acquisition costs           82            73           52          48          64             47           102        59
Other expenses                      186           176          186         175         205            196           205       177
                               ----------------------------------------------------------------------------------------------------
                                    359           368          356         353         425            352           395       359
                               ----------------------------------------------------------------------------------------------------

Operating earnings before
  provision for income taxes         61            59           48          36          23             48            10        36
Provision for income taxes           21            20           16          12           8             18             4        13
                               ----------------------------------------------------------------------------------------------------
OPERATING EARNINGS                  $40           $39          $32         $24         $15            $30            $6(2)    $23
                               ----------------------------------------------------------------------------------------------------

Net investment gains
  (losses), net of income
  taxes                              (1)            5           (5)          3          (5)            (8)            7        (5)
Adjustments related to net
  investment gains (losses),
  net of income taxes                 0            (2)           2          (1)          1              0             0         0
Cumulative effect of a
  change in accounting, net
  of income taxes (1)                 0             0            0         (11)          0              0             0         0
                               ----------------------------------------------------------------------------------------------------
Net income                          $39           $42          $29         $15         $11            $22           $13       $18
                               ====================================================================================================

                                                 For the Year-to-Date Period Ended
                                -----------------------------------------------------------------------------
                                 December 31,  September 30,  June 30,  December 31,  September 30,  June 30,
Variable & Universal Life            2004          2004         2004        2003           2003        2003
--------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                              $0            $0           $0          $0            $0           $0
Universal life and invest-
  ment-type product policy
  fees                             1,060           788          509       1,074           773          517
Investment income, net               579           430          283         574           431          286
Other revenues                         1             2            1           0            (4)          (3)
                                -----------------------------------------------------------------------------
                                   1,640         1,220          793       1,648         1,200          800
                                -----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
  dividends                          307           251          175         339           213          144
Interest credited to
  policyholder account
  balances                           460           346          229         474           356          234
Capitalization of deferred
  policy acquisition costs          (309)         (230)        (156)       (337)         (249)        (167)
Amortization of deferred
  policy acquisition costs           255           173          100         272           208          161
Other expenses                       723           537          361         783           578          382
                                -----------------------------------------------------------------------------
                                   1,436         1,077          709       1,531         1,106          754
                                -----------------------------------------------------------------------------

Operating earnings before
  provision for income taxes         204           143           84         117            94           46
Provision for income taxes            69            48           28          43            35           17
                                -----------------------------------------------------------------------------
OPERATING EARNINGS                  $135           $95          $56         $74           $59          $29(2)
                                -----------------------------------------------------------------------------

Net investment gains
  (losses), net of income
  taxes                                2             3           (2)        (11)           (6)           2
Adjustments related to net
  investment gains (losses),
  net of income taxes                 (1)           (1)           1           1             0            0
Cumulative effect of a
  change in accounting, net
  of income taxes (1)                (11)          (11)         (11)          0             0            0
                                -----------------------------------------------------------------------------
Net income                          $125           $86          $44         $64           $53          $31
                                =============================================================================


(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1.

(2) Operating earnings for the period ended June 30, 2003 includes a $29 million charge, net of income taxes, related to previously deferred expenses.

                                                                 (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                      For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31,  September 30,  June 30,   March 31,  December 31,   September 30,  June 30,   March 31,
Annuities                          2004          2004         2004        2004        2003           2003         2003       2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                            $48          $34          $26         $18         $20            $19          $23        $24
Universal life and invest-
  ment-type product policy
  fees                              177          156          156         151         137            106           95         82
Investment income, net              513          491          494         475         503            489          479        487
Other revenues                       11           11           10           7           7              3            7          1
                               ----------------------------------------------------------------------------------------------------
                                    749          692          686         651         667            617          604        594
                               ----------------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
  dividends                         111           78           58          68          53             55           46         64
Interest credited to
  policyholder account
  balances                          267          266          281         280         299            303          307        296
Capitalization of deferred
  policy acquisition costs         (154)        (149)        (169)       (181)       (148)          (158)        (149)      (131)
Amortization of deferred
  policy acquisition costs           62           84           64          59          53             55           41         55
Other expenses                      281          268          302         299         281            261          274        234
                               ----------------------------------------------------------------------------------------------------
                                    567          547          536         525         538            516          519        518
                               ----------------------------------------------------------------------------------------------------

Operating earnings before
  provision for income taxes        182          145          150         126         129            101           85         76
Provision for income taxes           59           47           49          41          44             34           29         26
                               ----------------------------------------------------------------------------------------------------
OPERATING EARNINGS                 $123          $98         $101         $85         $85            $67          $56        $50
                               ----------------------------------------------------------------------------------------------------

Net investment gains
  (losses), net of income
  taxes                             (58)           9           17           2         (31)           (15)          (1)       (21)
Adjustments related to net
  investment gains (losses),
  net of income taxes                 4           (1)          (1)          0           7              1            0          6
Cumulative effect of a
change in accounting, net
of income taxes (1)                   0            0            0          11           0              0            0          0
                               ----------------------------------------------------------------------------------------------------
Net income                          $69         $106         $117         $98         $61            $53          $55        $35
                               ====================================================================================================

                                                    For the Year-to-Date Period Ended
                               -----------------------------------------------------------------------------
                               December 31,  September 30,  June 30,  December 31,  September 30,   June 30,
Annuities                          2004          2004         2004        2003          2003         2003
------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                           $126          $78          $44         $86           $66          $47
Universal life and invest-
  ment-type product policy
  fees                              640          463          307         420           283          177
Investment income, net            1,973        1,460          969       1,958         1,455          966
Other revenues                       39           28           17          18            11            8
                               -----------------------------------------------------------------------------
                                  2,778        2,029        1,337       2,482         1,815        1,198
                               -----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
  dividends                         315          204          126         218           165          110
Interest credited to
  policyholder account
  balances                        1,094          827          561       1,205           906          603
Capitalization of deferred
  policy acquisition costs         (653)        (499)        (350)       (586)         (438)        (280)
Amortization of deferred
  policy acquisition costs          269          207          123         204           151           96
Other expenses                    1,150          869          601       1,050           769          508
                               -----------------------------------------------------------------------------
                                  2,175        1,608        1,061       2,091         1,553        1,037
                               -----------------------------------------------------------------------------

Operating earnings before
  provision for income taxes        603          421          276         391           262          161
Provision for income taxes          196          137           90         133            89           55
                               -----------------------------------------------------------------------------
OPERATING EARNINGS                 $407         $284         $186        $258          $173         $106
                               -----------------------------------------------------------------------------

Net investment gains
  (losses), net of income
  taxes                             (30)          28           19         (68)          (37)         (22)
Adjustments related to net
  investment gains (losses),
  net of income taxes                 2           (2)          (1)         14             7            6
Cumulative effect of a
  change in accounting, net
  of income taxes (1)                11           11           11           0             0            0
                               -----------------------------------------------------------------------------
Net income                         $390         $321         $215        $204          $143          $90
                               =============================================================================


(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1.

                                                                 (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                      For the Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                               December 31,   September 30,  June 30,   March 31,   December 31,  September 30, June 30,  March 31,
Other                             2004             2004        2004       2004          2003           2003        2003      2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                            $3             $0           $1         $1            $5            $8           $7        $7
Universal life and invest-
 ment-type product policy
 fees                               37             32           33         29            27            24           21        23
Investment income, net              65             59           64         63            66            69           60        65
Other revenues                      98             96           99        105            99            94           93        87
                               ----------------------------------------------------------------------------------------------------
                                   203            187          197        198           197           195          181       182
                               ----------------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
 dividends                           5             10           11          9             0            15           10        12
Interest credited to
 policyholder account
 balances                           31             29           30         30            29            27           28        30
Capitalization of deferred
 policy acquisition costs           (1)            (1)          (1)        (1)           (1)           (1)          (2)       (1)
Amortization of deferred
 policy acquisition costs           10              2            3          3             3             4            2         3
Other expenses                     150            132          143        135           158           138          121       121
                               ----------------------------------------------------------------------------------------------------
                                   195            172          186        176           189           183          159       165
                               ----------------------------------------------------------------------------------------------------

Operating earnings before
 provision for income taxes          8             15           11         22             8            12           22        17
Provision for income taxes           3              6            4          8             3             4            8         6
                               ----------------------------------------------------------------------------------------------------
OPERATING EARNINGS                  $5             $9           $7        $14            $5            $8          $14       $11
                               ----------------------------------------------------------------------------------------------------

Net investment gains
 (losses), net of income
 taxes                               9             (6)           0         (9)            3             1            0        (6)
Adjustments related to net
 investment gains (losses),
 net of income taxes                 0              0            0          0             0            (1)           0         1
Cumulative effect of a
 change in accounting, net
 of income taxes                     0              0            0          0             0             0            0         0
                               ----------------------------------------------------------------------------------------------------
Net income                         $14             $3           $7         $5            $8            $8          $14        $6
                               ====================================================================================================

                                                     For the Year-to-Date Period Ended
                                ----------------------------------------------------------------------------
                                December 31,  September 30,  June 30,  December 31,  September 30,  June 30,
Other                               2004          2004         2004        2003          2003        2003
------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                             $5            $2           $2         $27           $22         $14
Universal life and invest-
 ment-type product policy
 fees                               131            94           62          95            68          44
Investment income, net              251           186          127         260           194         125
Other revenues                      398           300          204         373           274         180
                                ----------------------------------------------------------------------------
                                    785           582          395         755           558         363
                                ----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
 dividends                           35            30           20          37            37          22
Interest credited to
 policyholder account
 balances                           120            89           60         114            85          58
Capitalization of deferred
 policy acquisition costs            (4)           (3)          (2)         (5)           (4)         (3)
Amortization of deferred
 policy acquisition costs            18             8            6          12             9           5
Other expenses                      560           410          278         538           380         242
                                ----------------------------------------------------------------------------
                                    729           534          362         696           507         324
                                ----------------------------------------------------------------------------

Operating earnings before
 provision for income taxes          56            48           33          59            51          39
Provision for income taxes           21            18           12          21            18          14
                                ----------------------------------------------------------------------------
OPERATING EARNINGS                  $35           $30          $21         $38           $33         $25
                                ----------------------------------------------------------------------------

Net investment gains
 (losses), net of income
 taxes                               (6)          (15)          (9)         (2)           (5)         (6)
Adjustments related to net
 investment gains (losses),
 net of income taxes                  0             0            0           0             0           1
Cumulative effect of a
 change in accounting, net
 of income taxes                      0             0            0           0             0           0
                                ----------------------------------------------------------------------------
Net income                          $29           $15          $12         $36           $28         $20
                                ============================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER
AND MUTUAL FUND SALES

                                                                    For the Three Months Ended
                                      ----------------------------------------------------------------------------------------------
                                       December 31, September 30, June 30, March 31,  December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)           2004         2004         2004     2004        2003          2003        2003     2003
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)

TOTAL (2)
Traditional Life
     1st Year (3)                             $51          $44        $47     $45         $53           $50         $49      $53
     Renewal                                1,163       $1,017      1,030     965       1,228         1,052       1,053    1,000
Variable & Universal Life
     Variable 1st Year excluding
      Single Premium COLI/BOLI (3)             51           51         61      51          53            86          59       91
     Universal 1st Year excluding
      Single Premium COLI/BOLI (3)            118          125        116     104         108            82          71       55
     Single Premium COLI/BOLI                   4           20         49       3          27            18           3       13
     Renewal                                  452          447        418     471         414           392         393      455
Annuities (3)                               2,566        2,410      2,882   3,436       2,844         2,843       2,933    2,611
Other                                         252          245        251     258         335           287         301      281
                                      ---------------------------------------------------------------------------------------------
Total Premiums and Deposits                $4,657       $4,359     $4,854  $5,333      $5,062        $4,810      $4,862   $4,559
                                      =============================================================================================

PREMIUMS AND DEPOSITS TO SEPARATE
     ACCOUNTS
Variable & Universal Life                    $294         $300       $287    $284        $275          $294        $273     $301
Annuities                                   1,525        1,352      1,523   2,120       1,782         1,437       1,229      940
Other                                         157          152        157     160         258           171         191      167
                                      ---------------------------------------------------------------------------------------------
Total Separate Accounts                    $1,976       $1,804     $1,967  $2,564      $2,315        $1,902      $1,693   $1,408
                                      =============================================================================================


FIRST YEAR LIFE PREMIUMS AND DEPOSITS
     BY MANUFACTURER (4)

MetLife                                       $85          $78        $85     $79         $81           $74         $70      $73
New England Financial                          32           28         38      28          35            26          29       32
General American                               97          128        143      90         119           128          76       99
MetLife Investors Group                        10            6          7       6           6             8           7        8
                                      ---------------------------------------------------------------------------------------------
Total First Year Life Premiums and
 Deposits                                    $224         $240       $273    $203        $241          $236        $182     $212
                                      =============================================================================================


ANNUITY DEPOSITS BY TYPE

Fixed Annuity Deposits                       $497         $403       $659    $506        $257          $320        $340     $424
Variable Annuity Deposits                   2,069        2,007      2,223   2,930       2,587         2,523       2,593    2,187
                                      ---------------------------------------------------------------------------------------------
Total Annuity Deposits                     $2,566       $2,410     $2,882  $3,436      $2,844        $2,843      $2,933   $2,611
                                      =============================================================================================


ANNUITY DEPOSITS BY MANUFACTURER (5)

MetLife                                      $904         $927       $965  $1,030        $870          $950      $1,053     $974
New England Financial                         191          169        197     252         249           235         233      211
General American                               10           13         11      10          13             9          11       10
MetLife Investors Group                     1,461        1,301      1,709   2,144       1,712         1,649       1,636    1,416
                                      ---------------------------------------------------------------------------------------------
Total Annuity Deposits                     $2,566       $2,410     $2,882  $3,436      $2,844        $2,843      $2,933   $2,611
                                      =============================================================================================


MUTUAL FUND SALES

Proprietary                                   $35          $38        $53     $65         $59           $47         $49      $38
Third Party                                   900          651        811     980       1,192           722         809      753
                                      ---------------------------------------------------------------------------------------------
Total Mutual Fund Sales                      $935         $689       $864  $1,045      $1,251          $769        $858     $791
                                       ============================================================================================

(1)  Statutory premiums direct and assumed.

(2)  Includes premiums and deposits to separate accounts.

(3)  Excludes company-sponsored internal exchanges.

(4) Approximately 11% of MetLife manufactured life insurance premiums and deposits were sold by other-than MetLife Financial Services agents during the three months ended December 31, 2004 (4% sold by General American; 6% sold by New England Financial; and 1% sold by MetLife Resources). Approximately 4% of New England Financial manufactured life insurance premiums and deposits were sold by other-than New England Financial agents during the three months ended December 31, 2004 (4% sold by MetLife Financial Services). Approximately 73% of General American manufactured life insurance premiums and deposits were sold by other-than General American agents during the three months ended December 31, 2004 (49% sold by MetLife Financial Services; 24% sold by New England Financial). Approximately 7% of MetLife Investors Group manufactured life insurance premiums and deposits were sold by other-than MetLife Investors Group Wholesalers during the three months ended December 31, 2004 (4% sold by MetLife Financial Services; 2% sold by General American; and 1% sold by New England Financial).

(5) Approximately 24% of MetLife manufactured annuity deposits were sold by other-than MetLife Financial Services agents during the three months ended December 31, 2004 (24% MetLife Resources). Approximately 6% of MetLife Investors Group manufactured annuity deposits were sold by other-than MetLife Investors Group Wholesalers during the three months ended December 31, 2004 (3% Walnut Street Securities; 2% MetLife Resources; and 1% New England Financial).

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                  At or for the Three Months Ended
                                      ----------------------------------------------------------------------------------------------
                                       December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited                                  2004          2004       2004      2004       2003          2003       2003     2003
------------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS
   TO SEPARATE ACCOUNTS, EXCLUDING
   TRANSFERS FROM GENERAL ACCOUNT:
   Variable & Universal Life                 43.0%        46.4%      44.1%   45.0%       45.6%         50.8%      52.0%     49.1%
   Annuities                                 58.3%        56.1%      52.9%   61.7%       62.6%         50.6%      41.9%     36.0%
   Other                                     62.3%        62.2%      62.5%   62.1%       77.3%         59.5%      63.3%     59.5%



MORTALITY AS A PERCENTAGE OF
   EXPECTED                                  85.6%        78.8%      78.1%   85.4%       84.2%         80.3%      99.4%(4)  87.2%



LAPSES / SURRENDERS (GENERAL AND
   SEPARATE ACCOUNT) (1)
   Traditional Life                           6.1%         6.2%       6.2%    6.3%        6.1%          6.0%       6.0%      5.8%
   Variable & Universal Life                  7.0%         7.0%       7.1%    7.0%        7.0%          7.2%       7.2%      6.8%
   Variable Annuities                         7.6%         7.5%       7.7%    7.8%        8.2%          8.7%       9.0%      9.2%
   Fixed Annuities                            6.7%         7.6%       8.0%    7.4%        6.6%          6.7%       6.4%      6.7%



NUMBER OF SALES REPRESENTATIVES
   MetLife Financial Services               5,597        5,700      5,633   5,594       5,531         5,587      5,728     5,798
   New England Financial                    2,383        2,504      2,553   2,531       2,845         2,992      3,004     2,916
   General American (2)                       380          430        448     448         429           471        522       557
   Independent Distribution
    Wholesalers                               100          102        101      95          91            91         89        83
   MetLife Resources                          427          399        397     397         401           384        379       362
   Walnut Street Securities (3)             1,359        1,370      1,413   1,468       1,462         1,649      1,823     1,923
   P&C Specialists                            544          529        500     461         437           416        409       396
                                      ----------------------------------------------------------------------------------------------
Total Agents                               10,790       11,034     11,045  10,994      11,196        11,590     11,954    12,035
                                      ==============================================================================================

(1) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(2)  Based on minimum annual production of $25,000 in life insurance sales.

(3) At December 31, 2004, the number of Walnut Street Securities representatives includes 140 brokers who are also reported as General American agents above.

(4) Includes a $45 million pre-tax death benefit that was 100% reinsured. Excluding this item, the mortality ratio was 88.4%.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                                   For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Traditional Life                            2004         2004       2004      2004       2003          2003       2003      2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period              $48,893      $48,828     $48,613   $48,503   $48,140      $47,835      $47,572  $47,397
Premiums and deposits (1)                   1,199        1,069       1,067     1,038     1,246          975        1,043    1,026
Interest on reserves                          494          493         491       489       486          483          479      476
Surrenders and withdrawals                   (472)        (466)       (462)     (477)     (478)        (407)        (402)    (395)
Benefit payments                             (458)        (464)       (437)     (486)     (420)        (456)        (492)    (484)
Other                                        (447)        (567)       (444)     (454)     (471)        (290)        (365)    (448)
                                     -----------------------------------------------------------------------------------------------
Balance, end of period                    $49,209      $48,893     $48,828   $48,613   $48,503      $48,140      $47,835  $47,572
                                     ===============================================================================================

                                                                   For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Variable & Universal Life                   2004         2004       2004      2004       2003          2003       2003      2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period               $9,887       $9,797      $9,644    $9,475    $9,327       $9,221       $9,140   $8,993
Premiums and deposits (1) (2)                 342          340         370       346       318          272          247      287
Interest on reserves                          115          114         115       119       122          121          120      118
Surrenders and withdrawals                   (168)        (153)       (158)     (233)     (137)        (117)        (122)    (113)
Net transfers from (to) separate
  account                                      54           44          56        75        83           54           65       66
Policy charges                               (228)        (224)       (204)     (199)     (199)        (195)        (184)    (198)
Benefit payments                              (24)         (25)        (27)      (34)      (22)         (22)         (24)     (25)
Other                                          13           (6)          1        95       (17)          (7)         (21)      12
                                     -----------------------------------------------------------------------------------------------
Balance, end of period                     $9,991       $9,887      $9,797    $9,644    $9,475       $9,327       $9,221   $9,140
                                     ===============================================================================================

                                                                   For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Annuities                                   2004         2004       2004      2004       2003          2003       2003      2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period              $31,955      $31,908     $31,491   $31,350   $31,258      $30,772      $29,917  $28,935
Premiums and deposits (1) (2)               1,182        1,120       1,432     1,426     1,126        1,492        1,836    1,766
Interest on reserves                          339          297         390       298       343          361          357      359
Surrenders and withdrawals                   (677)        (517)       (740)     (797)     (647)        (678)        (665)    (667)
Net transfers from (to) separate
 account                                     (425)        (339)       (566)     (610)     (653)        (562)        (517)    (171)
Policy charges                                 (1)          (8)         (4)       (6)        2            0           (3)      (1)
Benefit payments                             (191)        (235)        (99)     (128)      (70)        (129)        (143)    (168)
Other                                           2         (271)          4       (42)       (9)           2          (10)    (136)
                                     -----------------------------------------------------------------------------------------------
Balance, end of period                    $32,184      $31,955     $31,908   $31,491   $31,350      $31,258      $30,772  $29,917
                                     ===============================================================================================

SEPARATE ACCOUNT LIABILITIES

                                                                   For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Variable & Universal Life                   2004         2004       2004      2004       2003          2003       2003      2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period               $7,258       $7,130      $6,989    $6,835    $6,424       $6,149       $5,482   $5,489
Premiums and deposits (1)                     294          299         287       284       275          294          273      301
Investment performance                        583         (123)         85       191       376          177          603     (105)
Surrenders and withdrawals                   (224)         (98)       (104)     (177)      (87)         (74)         (72)     (71)
Net transfers from (to) fixed
 account                                      (54)         (44)        (56)      (75)      (83)         (54)         (65)     (66)
Policy charges                                (72)         (69)        (71)      (69)      (70)         (68)         (72)     (66)
Other                                           0          163           0         0         0            0            0        0
                                     -----------------------------------------------------------------------------------------------
Balance, end of period                     $7,785       $7,258      $7,130    $6,989    $6,835       $6,424       $6,149   $5,482
                                     ===============================================================================================

                                                                   For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Annuities                                   2004         2004       2004      2004       2003          2003       2003      2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period              $33,491      $32,989     $31,505   $28,667   $24,310      $22,133      $18,464  $18,270
Premiums and deposits (1)                   1,524        1,353       1,524     2,120     1,782        1,438        1,229      940
Investment performance                      3,039         (413)        144       834     2,520          734        2,500     (435)
Surrenders and withdrawals                   (744)        (668)       (642)     (617)     (508)        (475)        (508)    (423)
Net transfers from (to) fixed
 account                                      425          339         566       610       653          562          517      171
Policy charges                               (138)        (109)       (112)     (105)      (90)         (82)         (69)     (59)
Other                                           0            0           4        (4)        0            0            0        0
                                     -----------------------------------------------------------------------------------------------
Balance, end of period                    $37,597      $33,491     $32,989   $31,505   $28,667      $24,310      $22,133  $18,464
                                     ===============================================================================================

(1)  Includes company-sponsored internal exchanges.

(2) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                   For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)             2004         2004       2004      2004       2003          2003       2003      2003
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF
    CAPITALIZATION OF DAC)

Insurance Expenses                           $753         $705        $752      $757      $775         $709         $758     $682
DAC Capitalization (1)                       (308)        (300)       (333)     (324)     (336)        (309)        (304)    (285)
                                     -----------------------------------------------------------------------------------------------
Net                                          $445         $405        $419      $433      $439         $400         $454     $397
                                     ===============================================================================================

OTHER EXPENSES BY MAJOR CATEGORY

Commissions                                  $218         $218        $241      $252      $244         $220         $214     $195
Other deferrable expenses                     114          103         114        92       108          101          107      113
Direct and allocated expenses, not
 deferred                                     370          327         335       353       347          322          371      310
Pension and other post-retirement
 benefit costs                                 27           28          32        31        50           41           40       36
Premium taxes and other taxes,
 licenses and fees                             24           29          30        29        26           25           26       28
                                     -----------------------------------------------------------------------------------------------
    Subtotal Insurance Expenses              $753         $705        $752      $757      $775         $709         $758     $682

Broker-dealer and other expenses              141          126         134       116       150          124          118      110
Reinsurance allowances                        (37)         (42)        (49)      (53)      (45)         (38)         (43)     (39)
                                     -----------------------------------------------------------------------------------------------
    Total Other Expenses                     $857         $789        $837      $820      $880         $795         $833     $753
                                     ===============================================================================================

(1) Excludes $24 million, $32 million, $35 million, $31 million, $57 million, $29 million, $24 million, and $25 million, of DAC capitalization related to reinsurance allowances for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003,
     September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                   For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
VARIABLE & UNIVERSAL LIFE                   2004         2004       2004      2004       2003          2003       2003      2003
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY PRODUCT (%)
Investment income yield                      7.00%        7.04%       7.05%     6.98%     7.23%        7.25%        7.31%    7.39%
Average crediting rate                       5.08%        5.17%       5.25%     5.26%     5.50%        5.63%        5.57%    5.64%
                                     -----------------------------------------------------------------------------------------------
  Spread                                     1.92%        1.87%       1.80%     1.72%     1.73%        1.62%        1.74%    1.75%
                                     ===============================================================================================

                                                                   For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
ANNUITIES                                   2004         2004       2004      2004       2003          2003       2003      2003
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY PRODUCT (%)
Investment income yield                      6.37%        6.08%       6.23%     5.85%     6.50%        6.50%        6.31%    6.64%
Average crediting rate                       3.57%        3.64%       3.79%     3.90%     4.16%        4.28%        4.36%    4.47%
                                     -----------------------------------------------------------------------------------------------
  Spread                                     2.80%        2.44%       2.44%     1.95%     2.34%        2.22%        1.95%    2.17%
                                     ===============================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                  For the Three Months Ended
                                      ----------------------------------------------------------------------------------------------
                                        December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Auto & Home Operations                      2004         2004        2004      2004       2003        2003         2003      2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                              $737         $740        $734      $737      $740         $735         $721     $712
Investment income, net                         41           40          44        46        39           39           41       39
Other revenues                                 12            8           6         9         9           10            4        9
                                      ----------------------------------------------------------------------------------------------
                                              790          788         784       792       788          784          766      760
                                      ----------------------------------------------------------------------------------------------


EXPENSES
Losses                                        398          460         413       446       447          465          446      452
Loss adjustment expense                        99           93          82        90        89           78           81       82
Other expenses                                210          194         193       198       184          187          186      199
                                      ----------------------------------------------------------------------------------------------
                                              707          747         688       734       720          730          713      733
                                      ----------------------------------------------------------------------------------------------
Operating earnings before provision
    (benefit) for income taxes                 83           41          96        58        68           54           53       27
Provision (benefit) for income taxes           20            7          25        12        15           12           11       (3)
                                      ----------------------------------------------------------------------------------------------
OPERATING EARNINGS                            $63          $34         $71       $46       $53          $42          $42      $30
                                      ==============================================================================================


NET INCOME RECONCILIATION
-------------------------
Operating earnings                            $63          $34         $71       $46       $53          $42          $42      $30
    Net investment gains (losses)              (3)          (1)         (5)        0       (11)           2           (2)      (4)
    Minority interest - net
     investment gains (losses)                  0            0           0         0         0            0            0        0
    Net investment gains (losses) tax
     benefit (provision)                        1            0           2         0         4           (1)           1        1
                                      ----------------------------------------------------------------------------------------------
Net investment gains (losses), net
 of income taxes                               (2)          (1)         (3)        0        (7)           1           (1)      (3)
    Adjustments related to
     policyholder benefits and
     dividends                                  0            0           0         0         0            0            0        0
    Adjustments related to other
     expenses                                   0            0           0         0         0            0            0        0
    Adjustments related to tax
     benefit (provision)                        0            0           0         0         0            0            0        0
                                      ----------------------------------------------------------------------------------------------
Adjustments related to net investment
 gains (losses), net of income taxes            0            0           0         0         0            0            0        0
Cumulative effect of a change in
 accounting, net of income taxes                0            0           0         0         0            0            0        0
                                      ----------------------------------------------------------------------------------------------
Net income                                    $61          $33         $68       $46       $46          $43          $41      $27
                                      ==============================================================================================

                                                            For the Year-to-Date Period Ended
                                      ---------------------------------------------------------------------------
                                        December 31, September 30, June 30,  December 31, September 30, June 30,
Auto & Home Operations                     2004         2004         2004       2003         2003         2003
-----------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                            $2,948    $2,211        $1,471     $2,908       $2,168       $1,433
Investment income, net                        171       130            90        158          119           80
Other revenues                                 35        23            15         32           23           13
                                      ---------------------------------------------------------------------------
                                            3,154     2,364         1,576      3,098        2,310        1,526
                                      ---------------------------------------------------------------------------


EXPENSES
Losses                                      1,717     1,319           859      1,810        1,363          898
Loss adjustment expense                       364       265           172        330          241          163
Other expenses                                795       585           391        756          572          385
                                      ---------------------------------------------------------------------------
                                            2,876     2,169         1,422      2,896        2,176        1,446
                                      ---------------------------------------------------------------------------
Operating earnings before provision
    (benefit) for income taxes                278       195           154        202          134           80
Provision (benefit) for income taxes           64        44            37         35           20            8
                                      ---------------------------------------------------------------------------
OPERATING EARNINGS                           $214      $151          $117       $167         $114          $72
                                      ===========================================================================


NET INCOME RECONCILIATION
-------------------------
Operating earnings                         $214         $151          $117       $167         $114          $72
    Net investment gains (losses)            (9)          (6)           (5)       (15)          (4)          (6)
    Minority interest - net
     investment gains (losses)                0            0             0          0            0            0
    Net investment gains (losses) tax
     benefit (provision)                      3            2             2          5            1            2
                                      ---------------------------------------------------------------------------
Net investment gains (losses), net
 of income taxes                             (6)          (4)           (3)       (10)          (3)          (4)
    Adjustments related to
     policyholder benefits and
     dividends                                0            0             0          0            0            0
    Adjustments related to other
     expenses                                 0            0             0          0            0            0
    Adjustments related to tax
     benefit (provision)                      0            0             0          0            0            0
                                      ---------------------------------------------------------------------------
Adjustments related to net investment
 gains (losses), net of income taxes          0            0             0          0            0            0
Cumulative effect of a change in
 accounting, net of income taxes              0            0             0          0            0            0
                                      ---------------------------------------------------------------------------
Net income                                 $208         $147          $114       $157         $111          $68
                                      ===========================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                   For the Three Months Ended
                                      ----------------------------------------------------------------------------------------------
                                         December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Auto                                         2004          2004       2004      2004       2003         2003        2003      2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                              $538         $539        $538      $542      $545         $545         $535     $530
Investment income, net                         34           30          34        36        26           27           29       27
Other revenues                                  6            6           5         6         5            7            7        6
                                      ----------------------------------------------------------------------------------------------
                                              578          575         577       584       576          579          571      563
                                      ----------------------------------------------------------------------------------------------


EXPENSES (1)
Losses                                        312          300         296       351       357          359          347      366
Loss adjustment expense                        85           66          63        72        76           61           68       75
Other expenses                                148          136         135       139       126          131          131      143
                                      ----------------------------------------------------------------------------------------------
                                              545          502         494       562       559          551          546      584
                                      ----------------------------------------------------------------------------------------------
Operating earnings (loss) before
    provision (benefit) for income
    taxes                                      33           73          83        22        17           28           25      (21)
Provision (benefit) for income taxes            3           21          22         0        (2)           5            4      (17)
                                      ----------------------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                     $30          $52         $61       $22       $19          $23          $21      ($4)
                                      ----------------------------------------------------------------------------------------------


Net investment gains (losses), net of
    income taxes                               (1)          (1)         (3)        0        (5)           0            0       (2)
Adjustments related to net investment
    gains (losses), net of income
    taxes                                       0            0           0         0         0            0            0        0
Cumulative effect of a change in
    accounting, net of income taxes             0            0           0         0         0            0            0        0
                                      ----------------------------------------------------------------------------------------------
Net income                                    $29          $51         $58       $22       $14          $23          $21      ($6)
                                      ==============================================================================================

                                                               For the Year-to-Date Period Ended
                                      ----------------------------------------------------------------------------
                                         December 31, September 30, June 30, December 31, September 30, June 30,
Auto                                         2004          2004       2004       2003          2003       2003
------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                            $2,157       $1,619      $1,080     $2,155        $1,610     $1,065
Investment income, net                        134          100          70        109            83         56
Other revenues                                 23           17          11         25            20         13
                                      ----------------------------------------------------------------------------
                                            2,314        1,736       1,161      2,289         1,713      1,134
                                      ----------------------------------------------------------------------------


EXPENSES (1)
Losses                                     $1,259         $947         647      1,429         1,072        713
Loss adjustment expense                       286          201         135        280           204        143
Other expenses                                558          410         274        531           405        274
                                      ----------------------------------------------------------------------------
                                            2,103        1,558       1,056      2,240         1,681      1,130
                                      ----------------------------------------------------------------------------
Operating earnings (loss) before
    provision (benefit) for income
    taxes                                     211          178         105         49            32          4
Provision (benefit) for income taxes           46           43          22        (10)           (8)       (13)
                                      ----------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                    $165         $135         $83        $59           $40        $17
                                      ----------------------------------------------------------------------------


Net investment gains (losses), net of
    income taxes                               (5)          (4)         (3)        (7)           (2)        (2)
Adjustments related to net investment
    gains (losses), net of income
    taxes                                       0            0           0          0             0          0
Cumulative effect of a change in
    accounting, net of income taxes             0            0           0          0             0          0
                                      ----------------------------------------------------------------------------
Net income                                   $160         $131         $80        $52           $38        $15
                                      ============================================================================

(1) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)


                             -------------------------------------------------------------------------------------------------------
                                                                   For the Three Months Ended
                             December 31,  September 30,   June 30,   March 31,   December 31,   September 30,  June 30,   March 31,
Homeowners                       2004          2004          2004       2004          2003           2003         2003       2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Earned premiums                  $188         $ 188          $185       $182          $183           $177         $173       $167
Investment income, net              6            11             9          9            11             12           10         10
Other revenues                      2             2             1          1             2              1            2          1
                             -------------------------------------------------------------------------------------------------------
                                  196           201           195        192           196            190          185        178
                             -------------------------------------------------------------------------------------------------------

EXPENSES (1)
Losses                             83           155           106         89            82             95           96         76
Loss adjustment expense            13            26            19         18            12             16           13          8
Other expenses                     57            52            54         52            52             52           50         48
                             -------------------------------------------------------------------------------------------------------
                                  153           233           179        159           146            163          159        132
                             -------------------------------------------------------------------------------------------------------
Operating earnings before
       provision for income
       taxes                       43           (32)           16         33            50             27           26         46
Provision for income taxes         15           (14)            4         11            16              8            6         14
                             -------------------------------------------------------------------------------------------------------
OPERATING EARNINGS                $28          ($18)          $12        $22           $34            $19          $20        $32
                             -------------------------------------------------------------------------------------------------------

Net investment gains
      (losses), net of
      income taxes                 (1)            0             0          0            (2)             1           (1)        (1)
Adjustments related to net
      investment gains
      (losses), net of
      income taxes                  0             0             0          0             0              0            0          0
Cumulative effect of a
      change in accounting,
      net of income taxes           0             0             0          0             0              0            0          0
                             -------------------------------------------------------------------------------------------------------
Net income                       $ 27          ($18)          $12        $22           $32            $20          $19        $31
                             =======================================================================================================

                                                     For the Year-to-Date Period Ended
                             -------------------------------------------------------------------------------
                             December 31,  September 30,   June 30,   December 31,   September 30,  June 30,
Homeowners                       2004          2004          2004         2003            2003        2003
------------------------------------------------------------------------------------------------------------
REVENUES (1)
Earned premiums                  $743          $555          $367         $700            $517        $340
Investment income, net             35            29            18           43              32          20
Other revenues                      6             4             2            6               4           3
                             -------------------------------------------------------------------------------
                                  784           588           387          749             553         363
                             -------------------------------------------------------------------------------

EXPENSES (1)
Losses                           $433          $350           195          349             267         172
Loss adjustment expense            76            63            37           49              37          21
Other expenses                    215           158           106          202             150          98
                             -------------------------------------------------------------------------------
                                  724           571           338          600             454         291
                             -------------------------------------------------------------------------------
Operating earnings before
       provision for income
       taxes                       60            17            49          149              99          72
Provision for income taxes         16             1            15           44              28          20
                             -------------------------------------------------------------------------------
OPERATING EARNINGS                $44           $16           $34         $105             $71         $52
                             -------------------------------------------------------------------------------

Net investment gains
      (losses), net of
      income taxes                 (1)            0             0           (3)             (1)         (2)
Adjustments related to net
      investment gains
      (losses), net of
      income taxes                  0             0             0            0               0           0
Cumulative effect of a
      change in accounting,
      net of income taxes           0             0             0            0               0           0
                             -------------------------------------------------------------------------------
Net income                        $43           $16           $34         $102             $70        $ 50
                             ===============================================================================

(1) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                       For the Three Months Ended
                                  --------------------------------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Other                                 2004          2004         2004      2004         2003          2003         2003       2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Earned premiums                       $11           $13          $11       $13          $12           $13          $13        $15
Investment income, net                  1            (1)           1         1            2             0            2          2
Other revenues                          4             0            0         2            2             2           (5)         2
                                  --------------------------------------------------------------------------------------------------
                                       16            12           12        16           16            15           10         19
                                  --------------------------------------------------------------------------------------------------

EXPENSES (1)
Losses                                  3             5           11         6            8            11            3         10
Loss adjustment expense                 1             1            0         0            1             1            0         (1)
Other expenses                          5             6            4         7            6             4            5          8
                                  --------------------------------------------------------------------------------------------------
                                        9            12           15        13           15            16            8         17
                                  --------------------------------------------------------------------------------------------------
Operating earnings (loss) before
      provision (benefit) for
      income taxes                      7             0           (3)        3            1            (1)           2          2
Provision (benefit) for income
      taxes                             2             0           (1)        1            1            (1)           1          0
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS                     $5            $0          ($2)       $2           $0            $0           $1         $2
                                  --------------------------------------------------------------------------------------------------

Net investment gains (losses),
      net of income taxes               0             0            0         0            0             0            0          0
Adjustments related to net
      investment gains (losses),
      net of income taxes               0             0            0         0            0             0            0          0
Cumulative effect of a change in
      accounting, net of income
      taxes                             0             0            0         0            0             0            0          0
                                  --------------------------------------------------------------------------------------------------
Net income                             $5            $0          ($2)       $2           $0            $0           $1         $2
                                  ==================================================================================================

                                                        For the Year-to-Date Period Ended
                                  ----------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  December 31,  September 30,  June 30,
Other                                 2004           2004        2004        2003          2003         2003
--------------------------------------------------------------------------------------------------------------
REVENUES (1)
Earned premiums                       $48            $37         $24         $53            $41         $28
Investment income, net                  2              1           2           6              4           4
Other revenues                          6              2           2           1             (1)         (3)
                                  ----------------------------------------------------------------------------
                                       56             40          28          60             44          29
                                  ----------------------------------------------------------------------------

EXPENSES (1)
Losses                                $25            $22          17          32             24          13
Loss adjustment expense                 2              1           0           1              0          (1)
Other expenses                         22             17          11          23             17          13
                                  ----------------------------------------------------------------------------
                                       49             40          28          56             41          25
                                  ----------------------------------------------------------------------------
Operating earnings (loss) before
      provision (benefit) for
      income taxes                      7              0           0           4              3           4
Provision (benefit) for income
      taxes                             2              0           0           1              0           1
                                  ----------------------------------------------------------------------------
OPERATING EARNINGS                     $5             $0          $0          $3             $3          $3
                                  ----------------------------------------------------------------------------

Net investment gains (losses),
      net of income taxes               0              0           0           0              0           0
Adjustments related to net
      investment gains (losses),
      net of income taxes               0              0           0           0              0           0
Cumulative effect of a change in
      accounting, net of income
      taxes                             0              0           0           0              0           0
                                  ----------------------------------------------------------------------------
Net income                             $5             $0          $0          $3             $3          $3
                                  ============================================================================

(1) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                                      For the Three Months Ended
                                  --------------------------------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)       2004          2004         2004      2004         2003          2003         2003      2003
------------------------------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile         $502         $534         $521      $517         $514          $538         $524      $505
Non-Standard Automobile                 21           19           19        21           21            23           23        24
Homeowners                             186          212          199       155          183           204          192       149
Other                                    9           11            9        20            9            11           12        20
                                  --------------------------------------------------------------------------------------------------
Total                                 $718         $776         $748      $713         $727          $776         $751      $698
                                  ==================================================================================================



SELECTED FINANCIAL INFORMATION
     AND SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense
     ratio                            67.2%        74.6%        67.5%     72.7%        72.2%         73.8%        73.2%     75.0%
Other expense ratio                   28.0%        25.5%        25.6%     26.1%        25.1%         25.5%        25.6%     28.0%
                                  --------------------------------------------------------------------------------------------------
     Total combined ratio (1)         95.2%       100.1%        93.1%     98.8%        97.3%         99.3%        98.8%    103.0%
Effect of catastrophe losses           3.0%        15.3%         5.0%      2.3%         1.9%          3.4%         3.2%      1.8%
                                  --------------------------------------------------------------------------------------------------
Combined ratio excluding
     catastrophes                     92.2%        84.8%        88.1%     96.5%        95.4%         95.9%        95.6%    101.2%
                                  ==================================================================================================

AUTO
Loss and loss adjustment expense
     ratio                            73.7%        68.0%        66.9%     78.1%        79.3%         77.0%        77.5%     83.3%
Other expense ratio                   26.9%        24.3%        24.3%     24.8%        23.5%         24.1%        24.2%     27.2%
                                  --------------------------------------------------------------------------------------------------
     Total combined ratio (1)        100.6%        92.3%        91.2%    102.9%       102.8%        101.1%       101.7%    110.5%
Effect of catastrophe losses           0.5%         1.7%         1.1%      0.1%         0.5%          0.2%         1.2%      0.2%
                                  --------------------------------------------------------------------------------------------------
Combined ratio excluding
     catastrophes                    100.1%        90.6%        90.1%    102.8%       102.3%        100.9%       100.5%    110.3%
                                  ==================================================================================================

HOMEOWNERS
Loss and loss adjustment expense
     ratio                            50.8%        96.0%        67.3%     58.7%        51.4%         62.3%        63.4%     50.2%
Other expense ratio                   30.1%        27.6%        28.8%     28.2%        28.7%         29.3%        29.2%     28.5%
                                  --------------------------------------------------------------------------------------------------
     Total combined ratio (1)         80.9%       123.6%        96.1%     86.9%        80.1%         91.6%        92.6%     78.7%
Effect of catastrophe losses          10.2%        55.4%        16.6%      9.0%         6.3%         13.4%         9.7%      6.9%
                                  --------------------------------------------------------------------------------------------------
Combined ratio excluding
     catastrophes                     70.7%        68.2%        79.5%     77.9%        73.8%         78.2%        82.9%     71.8%
                                  ==================================================================================================

OTHER
Loss and loss adjustment expense
     ratio                            33.7%        40.3%       100.9%     44.6%        68.4%         99.5%        24.1%     57.7%
Other expense ratio                   43.8%        39.9%        35.4%     50.7%        42.7%         34.2%        38.8%     52.0%
                                  --------------------------------------------------------------------------------------------------
     Total combined ratio (1)         77.5%        80.2%       136.3%     95.3%       111.1%        133.7%        62.9%    109.7%
Effect of catastrophe losses           0.0%         0.0%         0.0%      0.0%         0.0%          0.0%         0.0%      0.0%
                                  --------------------------------------------------------------------------------------------------
Combined ratio excluding
     catastrophes                     77.5%        80.2%       136.3%     95.3%       111.1%        133.7%        62.9%    109.7%
                                  ==================================================================================================

PRE-TAX CATASTROPHE LOSSES
Auto                                    $3           $9           $6        $0           $3            $1           $7        $1
Homeowners                              20          104           31        16           12            24           17        12
Other                                    0            0            0         0            0             0            0         0
                                  --------------------------------------------------------------------------------------------------
Total                                  $23         $113          $37       $16          $15           $25          $24       $13
                                  ==================================================================================================

Catastrophe points on combined
     ratios                            3.0         15.3          5.0       2.3          1.9           3.4          3.2       1.8
                                  --------------------------------------------------------------------------------------------------

(1) The combined ratio reflects payment fees as a credit to Other Expenses, for the three months ended December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, which resulted in a 0.7, 0.7, 0.7 and 0.8 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto, Homeowners & Other were, 0.8, 0.4,
      0.7 of a percentage point, respectively, for December 31, 2004, 0.8, 0.4, 0.7, of a percentage point, respectively, for September 30, 2004, 0.8, 0.5 and 0.6 of a percentage point, respectively, for June 30, 2004 and 0.9,
      0.5 and 0.4 of a percentage point, respectively, for March 31, 2004.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INTERNATIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                       For the Three Months Ended
                                  --------------------------------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)       2004           2004        2004       2004        2003          2003         2003      2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                              $473           $445        $405       $412        $448          $445       $390        $395
Universal life and
      investment-type
      product policy fees               90             91          86         83          80            70         71          51
Investment income, net                 174            151         137        123         129           119        131         123
Other revenues                           9              2           8          4          26            20         26           8
                                  --------------------------------------------------------------------------------------------------
                                       746            689         636        622         683           654        618         577
                                  --------------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
      dividends                        460            432         413        388         428           410        294         377
Interest credited to
      policyholder
      account balances                  46             37          32         37          36            34         36          37
Capitalization of deferred
      policy acquisition
      costs                           (117)          (103)        (93)       (71)        (90)          (72)       (59)        (66)
Amortization of deferred
      policy acquisition
      costs                             38             32          36         31          73            41         77          34
Other expenses                         283            222         194        172         204           187        177         153
                                  --------------------------------------------------------------------------------------------------
                                       710            620         582        557         651           600        525         535
                                  --------------------------------------------------------------------------------------------------

Operating earnings before
      provision (benefit)
      for income taxes                  36             69          54         65          32            54         93          42
Provision (benefit) for
      income taxes                      10             24          13         21          (2)           17         (9)         14
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS                     $26            $45         $41        $44         $34           $37       $102 (3)     $28
                                  ==================================================================================================

NET INCOME RECONCILIATION (1)
Operating earnings                     $26            $45         $41        $44         $34           $37       $102         $28
      Net investment gains
            (losses)                    (4)             3          (2)        26           0             8         (1)          0
      Minority interest - net
            investment gains
            (losses)                     0              0           0          0           0             0          0           0
      Net investment gains
            (losses) tax
            benefit
            (provision)                  1             (1)         (1)        (6)         (1)            6         (3)          0
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
      net of income taxes               (3)             2          (3)        20          (1)           14         (4)          0
      Adjustments related to
            policyholder
            benefits and
            dividends                   (6)           (14)         49          3          (3)            0          0           0
      Adjustments related to
            other expenses               0              0           0          0           0             0          0           0
      Adjustments related to
            tax benefit
            (provision)                  2              5         (17)        (1)          1             0          0           0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
      investment gains
      (losses), net of
      income taxes                      (4)            (9)         32          2          (2)            0          0           0
Cumulative effect of a change
      in accounting, net of
      income taxes (2)                   0              0           0        (30)          0             0          0           0
                                  --------------------------------------------------------------------------------------------------
Net income                             $19            $38         $70        $36         $31           $51        $98         $28
                                  ==================================================================================================

                                                       For the Year-to-Date Period Ended
                                  -----------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  December 31,  September 30,  June 30,
Unaudited (Dollars in millions)       2004           2004        2004        2003          2003         2003
---------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                             $1,735         $1,262        $817      $1,678        $1,230       $785
Universal life and
      investment-type
      product policy fees               350            260         169         272           192        122
Investment income, net                  585            411         260         502           373        254
Other revenues                           23             14          12          80            54         34
                                  -----------------------------------------------------------------------------
                                      2,693          1,947       1,258       2,532         1,849      1,195
                                  -----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
      dividends                       1,693          1,233         801       1,509         1,081        671
Interest credited to
      policyholder
      account balances                  152            106          69         143           107         73
Capitalization of deferred
      policy acquisition
      costs                            (384)          (267)       (164)       (287)         (197)      (125)
Amortization of deferred
      policy acquisition
      costs                             137             99          67         225           152        111
Other expenses                          871            588         366         721           517        330
                                  -----------------------------------------------------------------------------
                                      2,469          1,759       1,139       2,311         1,660      1,060
                                  -----------------------------------------------------------------------------

Operating earnings before
      provision (benefit)
      for income taxes                  224            188         119         221           189        135
Provision (benefit) for
      income taxes                       68             58          34          20            22          5
                                  -----------------------------------------------------------------------------
OPERATING EARNINGS                     $156           $130         $85        $201          $167       $130 (3)
                                  =============================================================================

NET INCOME RECONCILIATION (1)
Operating earnings                     $156           $130         $85        $201          $167       $130
      Net investment gains
            (losses)                     23             27          24           7             7         (1)
      Minority interest - net
            investment gains
            (losses)                      0              0           0           0             0          0
      Net investment gains
            (losses) tax
            benefit
            (provision)                  (7)            (8)         (7)          2             3         (3)
                                  -----------------------------------------------------------------------------
Net investment gains (losses),
      net of income taxes                16             19          17           9            10         (4)
      Adjustments related to
            policyholder
            benefits and
            dividends                    32             38          52          (3)            0          0
      Adjustments related to
            other expenses                0              0           0           0             0          0
      Adjustments related to
            tax benefit
            (provision)                 (11)           (13)        (18)          1             0          0
                                  -----------------------------------------------------------------------------
Adjustments related to net
      investment gains
      (losses), net of
      income taxes                       21             25          34          (2)            0          0
Cumulative effect of a change
      in accounting, net of
      income taxes (2)                  (30)           (30)        (30)          0             0          0
                                  -----------------------------------------------------------------------------
Net income                             $163           $144        $106        $208          $177       $126
                                  =============================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1.

(3) Operating earnings for the period ended June 30, 2003 includes $62 million earnings, net of income taxes, from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
REINSURANCE OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                       For the Three Months Ended
                                  --------------------------------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)       2004          2004         2004       2004        2003          2003         2003       2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums, net                          $922         $822         $807       $816        $949          $579         $588       $552
Investment income, net                  204          144          136        130         120           122          121        110
Other revenues                           16           14           15         12          14            11           12         12
                                  --------------------------------------------------------------------------------------------------
                                      1,142          980          958        958       1,083           712          721        674
                                  --------------------------------------------------------------------------------------------------

EXPENSES
Claims and other policy benefits        760          675          651        659         788           470          466        433
Interest credited to
    policyholder account
    balances                             61           48           52         51          49            47           45         43
Policy acquisition costs and
    other insurance expenses            192          156          133        139         130           112          116        108
Other expenses                           44           47           46         45          54            33           38         36
                                  --------------------------------------------------------------------------------------------------
                                      1,057          926          882        894       1,021           662          665        620
                                  --------------------------------------------------------------------------------------------------

Operating earnings before
    provision for income
    taxes and minority interest          85           54           76         64          62            50           56         54
Provision for income taxes               15            9           13          9          11             9           11         10
                                  --------------------------------------------------------------------------------------------------
Operating earnings before
    minority interest                    70           45           63         55          51            41           45         44

Elimination of minority
    interest, before tax                 39           31           40         37          31            23           26         24
                                  --------------------------------------------------------------------------------------------------
CONTRIBUTION TO METLIFE                 $31          $14          $23        $18         $20           $18          $19        $20
                                  ==================================================================================================


NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                      $31          $14          $23        $18         $20           $18          $19        $20
    Net investment gains
        (losses)                         (2)         (17)          32         21          25             5            5         (4)
    Minority interest - net
        investment gains
        (losses)                          1            2           (8)        (8)         (9)           (2)          (2)         4
    Net investment gains
        (losses) tax benefit
        (provision)                       1            6           (9)        (4)         (5)           (2)           0          0
                                  ------------------------------------------------------------------------------------------------
Net investment gains (losses),
    net of income taxes                   0           (9)          15          9          11             1            3          0
    Adjustments related to
        policyholder benefits
        and dividends                     0            0            0          0           0             0            0          0
    Adjustments related to
        other expenses                    1           14          (13)        (4)          0             0            0          0
    Adjustments related to
        tax benefit (provision)           0           (5)           5          1           0             0            0          0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
    investment gains (losses),
    net of income taxes                   1            9           (8)        (3)          0             0            0          0
Cumulative effect of a change
    in accounting, net of
    income taxes (2)                      0            0            0          5           0             0            0          0
                                  --------------------------------------------------------------------------------------------------
Net income                              $32          $14          $30        $29         $31           $19          $22        $20
                                  ==================================================================================================

                                                        For the Year-to-Date Period Ended
                                  ----------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  December 31,  September 30,  June 30,
Unaudited (Dollars in millions)       2004           2004        2004        2003           2003        2003
--------------------------------------------------------------------------------------------------------------
REVENUES
Premiums, net                        $3,367        $2,445      $1,623     $2,668         $1,719       $1,140
Investment income, net                  614           410         266        473            353          231
Other revenues                           57            41          27         49             35           24
                                  ----------------------------------------------------------------------------
                                      4,038         2,896       1,916      3,190          2,107        1,395
                                  ----------------------------------------------------------------------------

EXPENSES
Claims and other policy benefits      2,745         1,985       1,310      2,157          1,369          899
Interest credited to
    policyholder account
    balances                            212           151         103        184            135           88
Policy acquisition costs and
    other insurance expenses            620           428         272        466            336          224
Other expenses                          182           138          91        161            107           74
                                  ----------------------------------------------------------------------------
                                      3,759         2,702       1,776      2,968          1,947        1,285
                                  ----------------------------------------------------------------------------

Operating earnings before
    provision for income
    taxes and minority interest         279           194         140        222            160          110
Provision for income taxes               46            31          22         41             30           21
                                  ----------------------------------------------------------------------------
Operating earnings before
    minority interest                   233           163         118        181            130           89

Elimination of minority
    interest, before tax                147           108          77        104             73           50
                                  ----------------------------------------------------------------------------
CONTRIBUTION TO METLIFE                 $86           $55         $41        $77            $57          $39
                                  ============================================================================


NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                      $86           $55         $41        $77            $57          $39
    Net investment gains
        (losses)                         34            36          53         31              6            1
    Minority interest - net
        investment gains
        (losses)                        (13)          (14)        (16)        (9)             0            2
    Net investment gains
        (losses) tax benefit
        (provision)                      (6)           (7)        (13)        (7)            (2)           0
                                  ----------------------------------------------------------------------------
Net investment gains (losses),
    net of income taxes                  15            15          24         15              4            3
    Adjustments related to
        policyholder benefits
        and dividends                     0             0           0          0              0            0
    Adjustments related to
        other expenses                   (2)           (3)        (17)         0              0            0
    Adjustments related to
        tax benefit (provision)           1             1           6          0              0            0
                                  ----------------------------------------------------------------------------
Adjustments related to net
    investment gains (losses),
    net of income taxes                  (1)           (2)        (11)         0              0            0
Cumulative effect of a change
    in accounting, net of
    income taxes (2)                      5             5           5          0              0            0
                                  ----------------------------------------------------------------------------
Net income                             $105           $73         $59        $92            $61          $42
                                  ============================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                  For the Three Months Ended
                                                --------------------------------------------------------------
                                                December 31,  September 30,  June 30,  March 31,  December 31,
Unaudited (Dollars in millions)                     2004          2004         2004      2004         2003
--------------------------------------------------------------------------------------------------------------
PRE-TAX AND PRE-MINORITY INTEREST
   OPERATING EARNINGS BY REGION
United States                                         $82           $69          $60       $52         $52
Canada                                                 17            16           15        16          14
Latin America                                           0             0            0         0           0
Asia-Pacific                                            2            (2)           5         6           7
Other international markets                             4             9           11         3           8
Corporate                                             (20)          (38)         (15)      (13)        (19)
                                                --------------------------------------------------------------
   Total pre-tax and pre-minority interest
      operating earnings                              $85           $54          $76       $64         $62
                                                ==============================================================



POLICY BENEFITS AND INTEREST
   SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                   $4,253        $4,458       $4,385    $4,636      $4,386
Asset intensive                                     4,085         3,893        3,645     3,343       3,201
Other                                                 124            58          125       120         112
                                                --------------------------------------------------------------
   Total U.S.                                       8,462         8,409        8,155     8,099       7,699
                                                --------------------------------------------------------------
Canada                                              1,375         1,243        1,167     1,151       1,270
Latin America                                           0             0            0         0           0
Asia-Pacific                                          517           456          357       420         409
Other international markets                           610           549          497       499         405
                                                --------------------------------------------------------------
   Total International                              2,502         2,248        2,021     2,070       2,084
                                                --------------------------------------------------------------
Total policy benefits and interest sensitive
   contract liabilities                           $10,964       $10,657      $10,176   $10,169      $9,783
                                                ==============================================================

                                                    For the Three Months Ended
                                                ----------------------------------
                                                September 30,  June 30,  March 31,
Unaudited (Dollars in millions)                      2003        2003       2003
----------------------------------------------------------------------------------
PRE-TAX AND PRE-MINORITY INTEREST
   OPERATING EARNINGS BY REGION
United States                                         $38         $49        $45
Canada                                                 13          12         11
Latin America                                           0           0          0
Asia-Pacific                                            7           4          2
Other international markets                             3           3          2
Corporate                                             (11)        (12)        (6)
                                                ----------------------------------
   Total pre-tax and pre-minority interest
      operating earnings                              $50         $56        $54
                                                ==================================



POLICY BENEFITS AND INTEREST
   SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                   $3,743      $3,721     $3,653
Asset intensive                                     3,029       2,918      2,718
Other                                                 113         110        112
                                                ----------------------------------
   Total U.S.                                       6,885       6,749      6,483
                                                ----------------------------------
Canada                                              1,049       1,049        972
Latin America                                           0           0          0
Asia-Pacific                                          376         344        302
Other international markets                           368         316        271
                                                ----------------------------------
   Total International                              1,793       1,709      1,545
                                                ----------------------------------
Total policy benefits and interest sensitive
   contract liabilities                            $8,678      $8,458     $8,028
                                                ==================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
ASSET MANAGEMENT OPERATIONS (1)
STATEMENTS OF OPERATING EARNINGS
UNAUDITED (DOLLARS IN MILLIONS)

                                                                      For the Three Months Ended
                                  --------------------------------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Asset Management Operations           2004           2004        2004       2004        2003           2003        2003       2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (2)
Investment and advisory service
   fees
     Mutual funds                     $24            $23         $23        $22         $20            $20         $17        $16
     MetLife and affiliates
        separately managed
        accounts                        9              9           9          9           9              9           9          9
     Third party client separate
        accounts                       36             22          44         13          16             13          16         10
Other revenues                         36             19          20         20          19             16          17         15
                                  --------------------------------------------------------------------------------------------------
                                      105             73          96         64          64             58          59         50
                                  --------------------------------------------------------------------------------------------------

EXPENSES (2)
Employee compensation and
   benefits                            80             36          41         27          28             26          26         27
Promoting and servicing                 9             10          12          8          11              6           7          7
General and administrative             21             15          17         20          15             20          17         14
                                  --------------------------------------------------------------------------------------------------
                                      110             61          70         55          54             52          50         48
                                  --------------------------------------------------------------------------------------------------

Operating earnings before
   provision for income taxes          (5)            12          26          9          10              6           9          2
Provision for income taxes             (2)             5          10          4           4              2           4          1
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS                    ($3)            $7         $16         $5          $6             $4          $5         $1
                                  ==================================================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                    ($3)            $7         $16         $5          $6             $4          $5         $1
     Net investment gains
        (losses)                        0              0           0          0          (1)             2           0          8
     Minority interest - net
        investment gains
        (losses)                        0              0           0          0           0              0           0          0
     Net investment gains
        (losses) tax benefit
        (provision)                     0              0           0          0           0              0           0         (3)
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
   net of income taxes                  0              0           0          0          (1)             2           0          5
     Adjustments related to
        policyholder benefits
        and dividends                   0              0           0          0           0              0           0          0
     Adjustments related to
        other expenses                  0              0           0          0           0              0           0          0
     Adjustments related to tax
        benefit (provision)             0              0           0          0           0              0           0          0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
   investment gains (losses),
   net of income taxes                  0              0           0          0           0              0           0          0
Cumulative effect of a change in
   accounting, net of income
   taxes                                0              0           0          0           0              0           0          0
                                  --------------------------------------------------------------------------------------------------
Net income                            ($3)            $7         $16         $5          $5             $6          $5         $6
                                  ==================================================================================================

                                                        For the Year-to-Date Period Ended
                                  ----------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  December 31,  September 30,  June 30,
Asset Management Operations           2004           2004        2004        2003           2003        2003
--------------------------------------------------------------------------------------------------------------
REVENUES (2)
Investment and advisory service
   fees
     Mutual funds                     $92            $68         $45         $73            $53         $33
     MetLife and affiliates
        separately managed
        accounts                       36             27          18          36             27          18
     Third party client separate
        accounts                      115             79          57          55             39          26
Other revenues                         95             59          40          67             48          32
                                  ----------------------------------------------------------------------------
                                      338            233         160         231            167         109
                                  ----------------------------------------------------------------------------

EXPENSES (2)
Employee compensation and
   benefits                           184            104          68         107             79          53
Promoting and servicing                39             30          20          31             20          14
General and administrative             73             52          37          66             51          31
                                  ----------------------------------------------------------------------------
                                      296            186         125         204            150          98
                                  ----------------------------------------------------------------------------

Operating earnings before
   provision for income taxes          42             47          35          27             17          11
Provision for income taxes             17             19          14          11              7           5
                                  ----------------------------------------------------------------------------
OPERATING EARNINGS                    $25            $28         $21         $16            $10          $6
                                  ============================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                    $25            $28         $21         $16            $10          $6
     Net investment gains
        (losses)                        0              0           0           9             10           8
     Minority interest - net
        investment gains
        (losses)                        0              0           0           0              0           0
     Net investment gains
        (losses) tax benefit
        (provision)                     0              0           0          (3)            (3)         (3)
                                  ----------------------------------------------------------------------------
Net investment gains (losses),
   net of income taxes                  0              0           0           6              7           5
     Adjustments related to
        policyholder benefits
        and dividends                   0              0           0           0              0           0
     Adjustments related to
        other expenses                  0              0           0           0              0           0
     Adjustments related to tax
        benefit (provision)             0              0           0           0              0           0
                                  ----------------------------------------------------------------------------
Adjustments related to net
   investment gains (losses),
   net of income taxes                  0              0           0           0              0           0
Cumulative effect of a change in
   accounting, net of income
   taxes                                0              0           0           0              0           0
                                  ----------------------------------------------------------------------------
Net income                            $25            $28         $21         $22            $17         $11
                                  ============================================================================


(1) As previously reported, on January 31, 2005, the Company sold its wholly-owned subsidiary, SSRM Holdings, Inc., representing substantially all of the Company's Asset Management operations, to a third party.

(2) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
ASSET MANAGEMENT OPERATIONS
CHANGE IN ASSETS UNDER MANAGEMENT AND
COMPOSITION OF ASSETS UNDER MANAGEMENT

                                                                   At or for the Three Months Ended
                                  --------------------------------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)       2004          2004         2004      2004         2003           2003        2003      2003
------------------------------------------------------------------------------------------------------------------------------------
CHANGE IN ASSETS

Beginning assets                    $52,140       $51,727      $50,443   $47,518      $45,711        $46,130     $43,552   $44,577
Contributions                         3,338         1,675        3,266     3,183        1,983          1,190       1,564     1,004
Redemptions                          (3,511)       (1,930)      (1,713)   (1,798)      (2,215)        (2,039)     (2,040)   (2,063)
Market appreciation                   2,592           668         (269)    1,540        2,039            430       3,054        34
                                  --------------------------------------------------------------------------------------------------
Ending Carrying Value               $54,559       $52,140      $51,727   $50,443      $47,518        $45,711     $46,130   $43,552
                                  ==================================================================================================

ASSETS UNDER MANAGEMENT

STATE STREET RESEARCH
MetLife Separate Account            $16,213       $17,109      $16,695   $17,307      $16,762        $17,244     $17,499   $17,160
MetLife Retail Funds                  8,203         7,744        7,958     7,394        7,362          6,894       6,759     5,618
Third Party Individual and
   Retail Funds                      10,316         9,787       10,112     9,819        9,255          8,140       7,854     6,966
Third Party Institutional            19,827        17,500       16,962    15,923       14,139         13,433      14,018    13,808
                                  --------------------------------------------------------------------------------------------------
   Total State Street Research      $54,559       $52,140      $51,727   $50,443      $47,518        $45,711     $46,130   $43,552
                                  ==================================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
CORPORATE, OTHER & ELIMINATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                      For the Three Months Ended
                                  --------------------------------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)       2004          2004         2004       2004         2003         2003         2003       2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                $1         ($5)         ($4)        ($1)         ($5)        ($4)        ($5)         ($4)
Universal life and
   investment-type product
   policy fees                           0           2            0           0            0           0           0            0
Investment income, net                 178         112          145          67           77          64          42           69
Other revenues                           0           7           (7)          7           (6)         18          15           12
                                  --------------------------------------------------------------------------------------------------
                                       179         116          134          73           66          78          52           77
                                  --------------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
   dividends                             3           1            2           2            0           2           0            2
Interest credited to
   policyholder account balances         0           0            0           0            0           0           0            0
Interest expense                        97          94           88          78           91          77          88           94
Other expenses                          60          29           60          39           21         (30)        (65)          24
                                  --------------------------------------------------------------------------------------------------
                                       160         124          150         119          112          49          23          120
                                  --------------------------------------------------------------------------------------------------

Operating earnings before
   (benefit) provision for
   income taxes                         19          (8)         (16)        (46)         (46)         29          29          (43)
Benefit for income taxes                (8)        (34)        (111)        (28)         (48)        (51)        (12)         (31)
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)              $27         $26 (2)      $95 (3)    ($18)          $2         $80 (4)     $41 (5)     ($12)
                                  ==================================================================================================


NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings (loss)              $27         $26          $95        ($18)          $2         $80         $41         ($12)
     Net investment gains
        (losses)                       (86)        (17)          83           4          420         (32)        (36)         (33)
     Minority interest - net
        investment gains
        (losses)                         0           0            0           0            0           0           0            0
     Net investment gains
        (losses) tax benefit
        (provision)                     33           3          (31)         (2)        (157)         24          10           11
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
   net of income taxes                 (53)        (14)          52           2          263          (8)        (26)         (22)
     Adjustments related to
        policyholder benefits
        and dividends                    0           0            0           0          (46)          0           0            0
     Adjustments related to
        other expenses                   0           0            0           0           (2)          0           0            0
     Adjustments related to tax
        benefit (provision)             (1)          1            0           0           17           1           1           (1)
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
   investment gains (losses),
   net of income taxes                  (1)          1            0           0          (31)          1           1           (1)
Cumulative effect of a change in
   accounting, net of income
   taxes                                 0           0            0          (1)           0           0           0            0
                                  --------------------------------------------------------------------------------------------------
Net income                            ($27)        $13         $147        ($17)        $234         $73         $16         ($35)
                                  ==================================================================================================

                                                       For the Year-to-Date Period Ended
                                  ----------------------------------------------------------------------------
                                  December 31,  September 30,  June 30,  December 31,  September 30,  June 30,
Unaudited (Dollars in millions)       2004           2004        2004        2003           2003        2003
--------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                               ($9)        ($10)        ($5)        ($18)         ($13)        ($9)
Universal life and
   investment-type product
   policy fees                           2            2           0            0             0           0
Investment income, net                 502          324         212          252           175         111
Other revenues                           7            7           0           39            45          27
                                  ----------------------------------------------------------------------------
                                       502          323         207          273           207         129
                                  ----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
   dividends                             8            5           4            4             4           2
Interest credited to
   policyholder account balances         0            0           0            0             0           0
Interest expense                       357          260         166          350           259         182
Other expenses                         188          128          99          (50)          (71)        (41)
                                  ----------------------------------------------------------------------------
                                       553          393         269          304           192         143
                                  ----------------------------------------------------------------------------

Operating earnings before
   (benefit) provision for
   income taxes                        (51)         (70)        (62)         (31)           15         (14)
Benefit for income taxes              (181)        (173)       (139)        (142)          (94)        (43)
                                  ----------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)             $130         $103 (2)     $77 (3)     $111          $109 (4)     $29 (5)
                                  ============================================================================


NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings (loss)             $130         $103         $77         $111          $109         $29
     Net investment gains
        (losses)                       (16)          70          87          319          (101)        (69)
     Minority interest - net
        investment gains
        (losses)                         0            0           0            0             0           0
     Net investment gains
        (losses) tax benefit
        (provision)                      3          (30)        (33)        (112)           45          21
                                  ----------------------------------------------------------------------------
Net investment gains (losses),
   net of income taxes                 (13)          40          54          207           (56)        (48)
     Adjustments related to
        policyholder benefits
        and dividends                    0            0           0          (46)            0           0
     Adjustments related to
        other expenses                   0            0           0           (2)            0           0
     Adjustments related to tax
        benefit (provision)              0            1           0           18             1           0
                                  ----------------------------------------------------------------------------
Adjustments related to net
   investment gains (losses),
   net of income taxes                   0            1           0          (30)            1           0
Cumulative effect of a change in
   accounting, net of income
   taxes                                (1)          (1)         (1)           0             0           0
                                  ----------------------------------------------------------------------------
Net income                            $116         $143        $130         $288           $54        ($19)
                                  ============================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amounts allocable to certain participating contracts.

(2) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

(3) Operating earnings for the period ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

(4) Operating earnings for the period ended September 30, 2003 includes a $28 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(5) Operating earnings for the period ended June 30, 2003 includes a $64 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                At or for the Three Months Ended
                            --------------------------------------------------------------------------------------------------------
Unaudited                   December 31,  September 30,   June 30,    March 31,  December 31,  September 30,   June 30,    March 31,
(Dollars in millions)           2004           2004         2004        2004         2003          2003          2003        2003
-----------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                        6.46%          6.44%        6.64%       6.62%        6.92%         6.83%         6.87%       7.01%
Income                         $2,273         $2,246       $2,291      $2,232       $2,245        $2,140        $2,073      $2,044
Investment gains (losses)        ($21)           $61          ($3)        $34        ($183)         ($23)         ($43)      ($149)
Ending Carrying Value        $176,763       $176,091     $170,192    $174,100     $167,752      $159,940      $158,822    $144,341

MORTGAGE AND OTHER LOANS
Yield (3)                        6.93%          7.02%        6.83%       6.81%        7.61%         7.37%         7.50%       7.51%
Income                           $537           $507         $468        $449         $493          $468          $472        $470
Investment gains (losses)        ($39)           ($8)          $0          $0           $2          ($36)          ($8)       ($14)
Ending Carrying Value         $32,406        $29,620      $28,118     $26,562      $26,249       $25,535       $25,289     $25,046

REAL ESTATE AND REAL
   ESTATE JOINT VENTURES
Yield (3)                       10.94%         10.53%       13.36%      11.85%       11.06%        10.14%        11.20%      11.16%
Income (4) (7)                   $118           $111         $148        $139         $137          $124          $125        $127
Investment gains
   (losses) (5)                   $13            ($5)        $133         $21         $344           $10           ($6)        $92
Ending Carrying Value          $4,329         $4,281       $4,154      $4,699       $4,680        $5,255        $4,491      $4,475

POLICY LOANS
Yield (3)                        6.23%          6.14%        6.13%       6.12%        6.15%         6.54%         6.46%       6.47%
Income                           $138           $135         $134        $134         $135          $141          $139        $139
Ending Carrying Value          $8,899         $8,801       $8,766      $8,758       $8,749        $8,668        $8,627      $8,615

EQUITY SECURITIES AND
   OTHER LIMITED
   PARTNERSHIP
   INTERESTS (1)
Yield (3)                       18.10%          7.37%       10.27%       3.03%        3.80%        (1.26%)        3.62%       6.11%
Income (7)                       $199            $76         $100         $29          $36          ($11)          $32         $54
Investment gains (losses)         $25            $96          $87          $0          $33           ($6)           $1        ($71)
Ending Carrying Value          $5,144         $4,743       $4,549      $4,305       $4,198        $4,218        $4,117      $3,867

CASH AND SHORT-TERM
   INVESTMENTS (1)
Yield (3)                        3.64%          3.14%        2.37%       2.67%        1.67%         1.95%         2.23%       4.57%
Income (7)                        $50            $43          $30         $30          $24           $35           $42         $64
Investment gains (losses)         ($1)            $0           $0          $0           $5            $0            $0         ($4)
Ending Carrying Value          $6,802         $6,095       $6,548      $5,144       $5,559        $8,090        $8,354      $8,126

OTHER INVESTED ASSETS
Yield (3)                       10.62%          5.57%        4.35%       5.11%        7.78%         9.32%         8.47%       8.45%
Income (6)                       $105            $55          $47         $52          $74           $84           $69         $63
Investment gains
   (losses) (7) (8) (9)         ($191)           $34         ($60)        $68         ($62)         ($96)           $2        ($24)
Ending Carrying Value          $4,946         $4,406       $5,119      $5,094       $4,645        $4,617        $4,261      $3,948

TOTAL INVESTMENTS
Gross investment income
   yield                         6.88%          6.51%        6.72%       6.56%        6.88%         6.66%         6.82%       7.10%
Investment fees and
   expenses yield               (0.14%)        (0.13%)      (0.13%)     (0.14%)      (0.16%)       (0.15%)       (0.14%)     (0.15%)
                            --------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   YIELD                         6.74%          6.38%        6.59%       6.42%        6.72%         6.51%         6.68%       6.95%
                            ========================================================================================================

Gross investment income        $3,420         $3,173       $3,218      $3,065       $3,144        $2,981        $2,952      $2,961
Investment fees and
   expenses                       (72)           (65)         (61)        (64)         (74)          (67)          (63)        (62)
                            --------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME          $3,348         $3,108       $3,157      $3,001       $3,070        $2,914        $2,889      $2,899
                            ========================================================================================================
Ending Carrying Value        $239,289       $234,037     $227,446    $228,662     $221,832      $216,323      $213,961    $198,418
                            ========================================================================================================


Gross investment gains           $309           $351         $411        $243         $564          $153          $137        $221
Gross investment losses          (175)          (201)        (126)        (85)        (280)         (106)          (85)        (89)
Writedowns                        (79)           (44)         (77)        (12)         (73)          (89)         (103)       (268)
                            --------------------------------------------------------------------------------------------------------
Subtotal                           55            106          208         146          211           (42)          (51)       (136)
Derivative & other
   instruments not
   qualifying for hedge
   accounting                    (269)            72          (51)        (23)         (72)         (109)           (3)        (34)
                            --------------------------------------------------------------------------------------------------------
NET INVESTMENT GAINS
   (LOSSES)                      (214)           178          157         123          139          (151)          (54)       (170)
Minority interest - net
   investment gains
   (losses)                         5              2           (8)         (8)          (9)           (2)           (2)          4
Net investment gains
   (losses) tax benefit
   (provision)                     71            (62)         (47)        (39)         (58)           85            16          58
                            --------------------------------------------------------------------------------------------------------
NET INVESTMENT GAINS
   (LOSSES), NET OF INCOME
   TAXES                        ($138)          $118         $102         $76          $72          ($68)         ($40)      ($108)
                            ========================================================================================================



(1) Included in ending assets, investment income and investment gains (losses) is $2,139 million, $22 million, and $3 million, respectively, related to the consolidation of separate accounts under SOP 03-1 for the three months ended December 31, 2004.

(2) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(3)   Yields are annualized and based on quarterly average carrying values.

(4) Included in income from real estate and real estate joint ventures is $1 million, $4 million, $28 million, $21 million, $32 million, $26 million, $13 million, and $22 million related to discontinued operations for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and
      March 31, 2003, respectively.

(5) Included in investment gains (losses) from real estate and real estate joint ventures is $3 million, ($16) million, $132 million, $20 million, $322 million, $8 million, $0 million, and $90 million related to discontinued operations for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003,
      September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(6) Included in investment income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $3 million, $12 million, $22 million, $14 million, $29 million, $35 million, $12 million, and $8 million for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and
      March 31, 2003, respectively. These amounts are excluded from net investment gains (losses) in other invested assets.

(7) Included in investment income from real estate, equity securities, cash and short-term investments, other invested assets, and investment fees & expenses is a total of $18 million, $16 million, $15 million, $16 million, $15 million, $14 million, $14 million, and $13 million related to discontinued operations pertaining to the sale of State Street Research Management for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003,
      September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(8) Included in investment gains (losses) from other invested assets is $0 million, $0 million, $0 million, $0 million, $0 million, $2 million, $0 million, and $8 million related to discontinued operations pertaining to the sale of State Street Research Management for the three months ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004,
      December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003,
      respectively.

(9) Included in investment gains (losses) from other invested assets for the three months ended December 31, 2004, is a loss of $26 million related to the value of an embedded derivative associated with a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS


                                                                 At or for the Year-to-date
                                   -------------------------------------------------------------------------------------------------
                                   December 31, September 30,  June 30,  March 31,  December 31, September 30,  June 30,   March 31,
Unaudited (Dollars in millions)        2004         2004         2004       2004        2003         2003         2003       2003
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                               6.55%        6.58%        6.64%      6.62%        6.89%        6.89%       6.91%      7.01%
Income                                $9,042       $6,769       $4,523     $2,232       $8,502       $6,257      $4,117     $2,044
Investment gains (losses)                $71          $92          $31        $34        ($398)       ($215)      ($192)     ($149)
Ending Carrying Value               $176,763     $176,091     $170,192   $174,100     $167,752     $159,940    $158,822   $144,341

MORTGAGE AND OTHER LOANS
Yield (3)                               6.86%        6.87%        6.80%      6.81%        7.48%        7.45%       7.50%      7.51%
Income                                $1,961       $1,424         $917       $449       $1,903       $1,410        $942       $470
Investment gains (losses)               ($47)         ($8)          $0         $0         ($56)        ($58)       ($22)      ($14)
Ending Carrying Value                $32,406      $29,620      $28,118    $26,562      $26,249      $25,535     $25,289    $25,046

REAL ESTATE AND REAL ESTATE
   JOINT VENTURES
Yield (3)                              11.64%       11.91%       12.71%     11.85%       10.90%       10.63%      11.14%     11.16%
Income (4) (7)                          $516         $398         $287       $139         $513         $376        $252       $127
Investment gains (losses) (5)           $162         $149         $154        $21         $440          $96         $86        $92
Ending Carrying Value                 $4,329       $4,281       $4,154     $4,699       $4,680       $5,255      $4,491     $4,475

POLICY LOANS
Yield (3)                               6.15%        6.13%        6.12%      6.12%        6.40%        6.49%       6.47%      6.47%
Income                                  $541         $403         $268       $134         $554         $419        $278       $139
Ending Carrying Value                 $8,899       $8,801       $8,766     $8,758       $8,749       $8,668      $8,627     $8,615

EQUITY SECURITIES AND OTHER
 LIMITED PARTNERSHIP
 INTERESTS (1)
Yield (3)                               9.90%        6.92%        6.70%      3.03%        3.02%        2.73%       4.80%      6.11%
Income (7)                              $404         $205         $129        $29         $111          $75         $86        $54
Investment gains (losses)               $208         $183          $87         $0         ($43)        ($76)       ($70)      ($71)
Ending Carrying Value                 $5,144       $4,743       $4,549     $4,305       $4,198       $4,218      $4,117     $3,867

CASH AND SHORT-TERM
 INVESTMENTS (1)
Yield (3)                               2.99%        2.75%        2.45%      2.67%        2.73%        2.93%       3.40%      4.57%
Income (7)                              $153         $103          $60        $30         $165         $141        $106        $64
Investment gains (losses)                ($1)          $0           $0         $0           $1          ($4)        ($4)       ($4)
Ending Carrying Value                 $6,802       $6,095       $6,548     $5,144       $5,559       $8,090      $8,354     $8,126

OTHER INVESTED ASSETS
Yield (3)                               6.38%        5.10%        4.76%      5.11%        8.53%        8.75%       8.43%      8.45%
Income (6)                              $259         $154          $99        $52         $290         $216        $132        $63
Investment gains
 (losses) (7) (8) (9)                  ($149)         $42           $8        $68        ($180)       ($118)       ($22)      ($24)
Ending Carrying Value                 $4,946       $4,406       $5,119     $5,094       $4,645       $4,617      $4,261     $3,948

TOTAL INVESTMENTS
Gross investment income yield           6.67%        6.60%        6.64%      6.56%        6.86%        6.85%       6.94%      7.10%
Investment fees and expenses
 yield                                 (0.14%)      (0.13%)      (0.13%)    (0.14%)      (0.15%)      (0.15%)     (0.15%)    (0.15%)
                                   -------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD             6.53%        6.47%        6.51%      6.42%        6.71%        6.70%       6.79%      6.95%
                                   =================================================================================================

Gross investment income              $12,876       $9,456       $6,283     $3,065      $12,038       $8,894      $5,913     $2,961
Investment fees and expenses            (262)        (190)        (125)       (64)        (266)        (192)       (125)       (62)
                                   -------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                $12,614       $9,266       $6,158     $3,001      $11,772       $8,702      $5,788     $2,899
                                   =================================================================================================
Ending Carrying Value               $239,289     $234,037     $227,446   $228,662     $221,832     $216,323    $213,961   $198,418
                                   =================================================================================================

Gross investment gains                $1,314       $1,005         $654       $243       $1,075         $511        $358       $221
Gross investment losses                 (587)        (412)        (211)       (85)        (560)        (280)       (174)       (89)
Writedowns                              (212)        (133)         (89)       (12)        (533)        (460)       (371)      (268)
                                   -------------------------------------------------------------------------------------------------
Subtotal                                 515          460          354        146          (18)        (229)       (187)      (136)
Derivative & other instruments not
 qualifying for hedge accounting        (271)          (2)         (74)       (23)        (218)        (146)        (37)       (34)
                                   -------------------------------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)            244          458          280        123         (236)        (375)       (224)      (170)
Minority interest - net investment
 gains (losses)                           (9)         (14)         (16)        (8)          (9)           0           2          4
 Net investment gains (losses) tax
 benefit (provision)                     (77)        (148)         (86)       (39)         101          159          74         58

                                   -------------------------------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES),
 NET OF INCOME TAXES                    $158         $296         $178        $76        ($144)       ($216)      ($148)     ($108)
                                   =================================================================================================


(1) Included in ending assets, investment income and investment gains (losses) is $2,139 million, $86 million, and $25 million, respectively, related to the consolidation of separate accounts under SOP 03-1 for the year-to-date periods ended December 31, 2004.

(2) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(3)   Yields are annualized and based on year-to-date average carrying values.

(4) Included in income from real estate and real estate joint ventures is $54 million, $53 million, $49 million, $21 million, $93 million, $61 million, $35 million, and $22 million related to discontinued operations for the year-to-date periods ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30,
      2003, and March 31, 2003, respectively.

(5) Included in investment gains (losses) from real estate and real estate joint ventures is $139 million, $136 million, $152 million, $20 million, $420 million, $98 million, $90 million, and $90 million related to discontinued operations for the year-to-date periods ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31,
      2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(6) Included in investment income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $51 million, $48 million, $36 million, $14 million, $84 million, $55 million, $20 million, and $8 million for the year-to-date periods ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30,
      2003, and March 31, 2003, respectively. These amounts are excluded from net investment gains (losses) in other invested assets.

(7) Included in investment income from real estate, equity securities, cash and short-term investments, other invested assets, and investment fees & expenses is a total of $65 million, $47 million, $31 million, $16 million, $56 million, $41 million, $27 million, and $13 million related to discontinued operations pertaining to the sale of State Street
      Research Management for the year-to-date periods ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31,
      2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(8) Included in investment gains (losses) from other invested assets is $0 million, $0 million, $0 million, $0 million, $10 million, $10 million, $8 million, and $8 million related to discontinued operations pertaining to the sale of State Street Research Management for the year-to-date periods ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31,
      2003, respectively.

(9) Included in investment gains (losses) from other invested assets, for the year-to-date periods ended December 31, 2004, is a loss of $26 million related to the value of an embedded derivative associated with a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITIES (1) (2)

                                                 At December 31, 2004 At September 30, 2004   At June 30, 2004   At March 31, 2004
                                                 -----------------------------------------------------------------------------------
Unaudited (Dollars in millions)                   Amount  % of Total   Amount  % of Total    Amount  % of Total  Amount  % of Total
------------------------------------------------------------------------------------------------------------------------------------
Less than 20%                                       $463     92.4%       $530     90.8%     $1,735      96.6%      $364     86.3%
20% or more for less than six months                  17      3.4%         44      7.5%         47       2.6%        52     12.3%
20% or more for six months or greater                 21      4.2%         10      1.7%         15       0.8%         6      1.4%
                                                 -----------------------------------------------------------------------------------
    Total Gross Unrealized Losses                   $501    100.0%       $584    100.0%     $1,797     100.0%      $422    100.0%
                                                 ===================================================================================

    Total Gross Unrealized Gains                 $10,268               $9,703               $7,087              $12,137
                                                 =======              =======              =======              =======

                                                  At December 31, 2003 At September 30, 2003   At June 30, 2003  At March 31, 2003
                                                 -----------------------------------------------------------------------------------
Unaudited (Dollars in millions)                    Amount  % of Total   Amount  % of Total    Amount  % of Total Amount  % of Total
------------------------------------------------------------------------------------------------------------------------------------
Less than 20%                                       $677     91.1%       $826     83.4%        $612     76.8%      $773     61.0%
20% or more for less than six months                  22      3.0%         82      8.3%          74      9.3%       216     17.0%
20% or more for six months or greater                 44      5.9%         82      8.3%         111     13.9%       279     22.0%
                                                 -----------------------------------------------------------------------------------
    Total Gross Unrealized Losses                   $743    100.0%       $990    100.0%        $797    100.0%    $1,268    100.0%
                                                 ===================================================================================

    Total Gross Unrealized Gains                 $10,162              $10,945               $12,563              $9,643
                                                 =======              =======               =======             =======


GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1) (2)

                                                 At December 31, 2004 At September 30, 2004   At June 30, 2004   At March 31, 2004
                                                 -----------------------------------------------------------------------------------
Unaudited (Dollars in millions)                   Amount  % of Total   Amount  % of Total    Amount  % of Total  Amount  % of Total
------------------------------------------------------------------------------------------------------------------------------------
Less than 20%                                         $7     87.5%        $10     40.0%         $13     44.8%        $5     45.5%
20% or more for less than six months                   1     12.5%         15     60.0%          16     55.2%         6     54.5%
20% or more for six months or greater                  0      0.0%          0      0.0%           0      0.0%         0      0.0%
                                                 -----------------------------------------------------------------------------------
    Total Gross Unrealized Losses                     $8    100.0%        $25    100.0%         $29    100.0%       $11    100.0%
                                                 ===================================================================================

    Total Gross Unrealized Gains                    $283                 $305                  $336                $383
                                                 =======              =======               =======             =======

                                                 At December 31, 2003 At September 30, 2003   At June 30, 2003  At March 31, 2003
                                                 ----------------------------------------------------------------------------------
Unaudited (Dollars in millions)                   Amount  % of Total   Amount  % of Total    Amount  % of Total Amount  % of Total
------------------------------------------------------------------------------------------------------------------------------------
Less than 20%                                         $6    100.0%         $5    100.0%          $8     88.9%       $33     26.6%
20% or more for less than six months                   0      0.0%          0      0.0%           1     11.1%        91     73.4%
20% or more for six months or greater                  0      0.0%          0      0.0%           0      0.0%         0      0.0%
                                                 -----------------------------------------------------------------------------------
    Total Gross Unrealized Losses                     $6    100.0%         $5    100.0%          $9    100.0%      $124    100.0%
                                                 ===================================================================================

    Total Gross Unrealized Gains                    $382                 $274                  $208                $114
                                                 =======              =======               =======             =======

(1) The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

(2) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY SECTOR AND QUALITY DISTRIBUTION

                                              At December 31, 2004  At September 30, 2004    At June 30, 2004    At March 31, 2004
                                              --------------------------------------------------------------------------------------
Unaudited (Dollars in millions)                 Amount  % of Total   Amount  % of Total     Amount  % of Total   Amount  % of Total
------------------------------------------------------------------------------------------------------------------------------------
US treasuries/agencies                         $17,826     10.1%    $16,561      9.4%      $16,664      9.8%    $17,065      9.8%
State & political subdivisions                   3,899      2.2%      3,853      2.2%        3,675      2.2%      3,580      2.0%
US corporate securities                         61,720     34.9%     63,130     35.8%       60,619     35.6%     63,215     36.3%
Foreign government securities                    8,585      4.9%      8,380      4.8%        8,019      4.7%      8,444      4.8%
Foreign corporate securities                    27,838     15.7%     27,076     15.4%       24,732     14.5%     24,654     14.2%
Residential mortgage-backed securities          32,230     18.2%     30,978     17.6%       30,698     18.0%     31,825     18.3%
Commercial mortgage-backed securities           12,501      7.1%     12,016      6.8%       12,019      7.1%     11,955      6.9%
Asset-backed securities                         10,876      6.1%     12,912      7.3%       12,444      7.3%     12,327      7.1%
Other fixed income assets                          985      0.6%        644      0.4%          780      0.5%        491      0.3%
                                              --------------------------------------------------------------------------------------
    Total                                      176,460     99.8%    175,550     99.7%      169,650     99.7%    173,556     99.7%
Redeemable preferred stock                         303      0.2%        541      0.3%          542      0.3%        544      0.3%
                                              --------------------------------------------------------------------------------------
Total Fixed Maturities                        $176,763    100.0%   $176,091    100.0%     $170,192    100.0%   $174,100    100.0%
                                              ======================================================================================


NAIC                  RATING AGENCY
RATING (1)            EQUIVALENT DESIGNATION
 1                    Aaa / Aa / A            $118,779     67.2%   $117,658     66.8%     $113,607     66.8%   $116,165     66.7%
 2                    Baa                       45,311     25.6%     45,728     25.9%       43,829     25.8%     44,842     25.8%
 3                    Ba                         7,500      4.2%      7,514      4.3%        7,334      4.3%      7,731      4.4%
 4                    B                          4,414      2.5%      4,089      2.3%        4,086      2.4%      3,929      2.3%
 5                    Caa and lower                366      0.2%        443      0.3%          583      0.3%        700      0.4%
 6                    In or near default            90      0.1%        118      0.1%          211      0.1%        189      0.1%
                                              --------------------------------------------------------------------------------------
    Total                                      176,460     99.8%    175,550     99.7%      169,650     99.7%    173,556     99.7%
Redeemable preferred stock                         303      0.2%        541      0.3%          542      0.3%        544      0.3%
                                              --------------------------------------------------------------------------------------
Total Fixed Maturities                        $176,763    100.0%   $176,091    100.0%     $170,192    100.0%   $174,100    100.0%
                                              ======================================================================================

                                              At December 31, 2003 At September 30, 2003   At June 30, 2003     At March 31, 2003
                                              --------------------------------------------------------------------------------------
Unaudited (Dollars in millions)                 Amount  % of Total   Amount  % of Total    Amount  % of Total   Amount  % of Total
------------------------------------------------------------------------------------------------------------------------------------
US treasuries/agencies                         $15,945      9.5%    $14,730      9.2%      $13,992      8.8%    $12,489      8.7%
State & political subdivisions                   3,349      2.0%      3,276      2.0%        3,022      1.9%      2,683      1.8%
US corporate securities                         60,391     36.0%     57,746     36.1%       56,548     35.6%     52,167     36.1%
Foreign government securities                    8,764      5.2%      9,027      5.7%        8,938      5.6%      8,374      5.8%
Foreign corporate securities                    23,842     14.2%     21,787     13.6%       22,030     13.9%     19,542     13.5%
Residential mortgage-backed securities          31,454     18.8%     31,831     19.9%       33,166     20.9%     30,260     21.0%
Commercial mortgage-backed securities           11,031      6.6%      9,318      5.8%        8,649      5.4%      7,509      5.2%
Asset-backed securities                         11,863      7.1%     11,033      6.9%       11,222      7.1%     10,224      7.1%
Other fixed income assets                          576      0.3%        687      0.5%          771      0.5%        655      0.5%
                                              --------------------------------------------------------------------------------------
    Total                                      167,215     99.7%    159,435     99.7%      158,338     99.7%    143,903     99.7%
Redeemable preferred stock                         537      0.3%        505      0.3%          484      0.3%        438      0.3%
                                              --------------------------------------------------------------------------------------
Total Fixed Maturities                        $167,752    100.0%   $159,940    100.0%     $158,822    100.0%   $144,341    100.0%
                                              ======================================================================================


NAIC                  RATING AGENCY
RATING (1)            EQUIVALENT DESIGNATION
 1                    Aaa / Aa / A            $112,333     67.0%   $107,284     67.1%     $107,243     67.5%    $97,087     67.3%
 2                    Baa                       42,057     25.0%     39,066     24.4%       38,263     24.1%     34,326     23.8%
 3                    Ba                         8,011      4.8%      7,913      5.0%        7,727      4.9%      7,624      5.3%
 4                    B                          3,814      2.3%      3,962      2.5%        3,854      2.4%      3,658      2.5%
 5                    Caa and lower                629      0.4%        545      0.3%          724      0.5%        627      0.4%
 6                    In or near default           371      0.2%        665      0.4%          527      0.3%        581      0.4%
                                              --------------------------------------------------------------------------------------
    Total                                      167,215     99.7%    159,435     99.7%      158,338     99.7%    143,903     99.7%
Redeemable preferred stock                         537      0.3%        505      0.3%          484      0.3%        438      0.3%
                                              --------------------------------------------------------------------------------------
Total Fixed Maturities                        $167,752    100.0%   $159,940    100.0%     $158,822    100.0%   $144,341    100.0%
                                              ======================================================================================

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                              At December 31, 2004  At September 30, 2004  At June 30, 2004    At March 31, 2004
                                              --------------------------------------------------------------------------------------
Unaudited (Dollars in millions)                Amount  % of Total    Amount  % of Total   Amount    % of Total   Amount  % of Total
------------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                  $5,696     22.8%     $5,502     23.6%       $5,247     23.8%     $4,929     23.8%
Pacific                                          6,075     24.3%      5,608     24.3%        5,327     24.2%      5,172     25.1%
Middle Atlantic                                  4,057     16.2%      3,704     15.9%        3,513     16.0%      3,450     16.6%
East North Central                               2,550     10.2%      2,443     10.5%        2,294     10.4%      1,894      9.1%
New England                                      1,412      5.6%      1,285      5.5%        1,302      5.9%      1,295      6.2%
West South Central                               2,024      8.1%      1,775      7.6%        1,470      6.7%      1,415      6.8%
Mountain                                           778      3.1%        741      3.2%          785      3.6%        763      3.7%
West North Central                                 667      2.7%        615      2.6%          625      2.8%        606      2.9%
International                                    1,364      5.5%      1,219      5.2%        1,064      4.8%        943      4.5%
East South Central                                 268      1.1%        276      1.2%          278      1.3%        265      1.3%
Other                                               99      0.4%         99      0.4%          100      0.5%          0      0.0%
                                               -------------------------------------------------------------------------------------
    Total                                      $24,990    100.0%    $23,267    100.0%      $22,005    100.0%    $20,732    100.0%
                                               =====================================================================================


Office                                         $11,500     46.0%    $10,826     46.6%      $10,301     46.8%     $9,570     46.1%
Retail                                           5,698     22.8%      5,288     22.7%        5,221     23.7%      4,961     23.9%
Apartments                                       3,264     13.1%      3,095     13.3%        3,001     13.6%      2,916     14.1%
Industrial                                       2,499     10.0%      2,034      8.7%        1,951      8.9%      1,852      8.9%
Hotel                                            1,245      5.0%      1,227      5.3%        1,098      5.0%      1,027      5.0%
Other                                              784      3.1%        797      3.4%          433      2.0%        406      2.0%
                                               -------------------------------------------------------------------------------------
    Total                                      $24,990    100.0%    $23,267    100.0%      $22,005    100.0%    $20,732    100.0%
                                               =====================================================================================

                                              At December 31, 2003 At September 30, 2003   At June 30, 2003   At March 31, 2003
                                              --------------------------------------------------------------------------------------
Unaudited (Dollars in millions)                 Amount  % of Total   Amount  % of Total    Amount  % of Total Amount   % of Total
------------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                  $4,978     24.5%     $5,027     25.2%       $5,139     25.9%     $5,167     26.3%
Pacific                                          5,005     24.7%      4,587     23.0%        4,130     20.8%      4,198     21.4%
Middle Atlantic                                  3,455     17.0%      3,522     17.6%        3,543     17.9%      3,416     17.4%
East North Central                               1,821      9.0%      1,808      9.1%        2,331     11.8%      2,260     11.5%
New England                                      1,278      6.3%      1,269      6.4%        1,181      6.0%      1,168      6.0%
West South Central                               1,370      6.8%      1,352      6.8%        1,256      6.3%      1,149      5.9%
Mountain                                           740      3.6%        798      4.0%          845      4.3%        858      4.4%
West North Central                                 619      3.0%        582      2.9%          580      2.9%        598      3.0%
International                                      836      4.1%        811      4.1%          631      3.2%        631      3.2%
East South Central                                 198      1.0%        189      0.9%          187      0.9%        178      0.9%
Other                                                0      0.0%          0      0.0%            0      0.0%          0      0.0%
                                              ------------------------------------------------------------------------------------
    Total                                      $20,300    100.0%    $19,945    100.0%      $19,823    100.0%    $19,623    100.0%
                                              ====================================================================================


Office                                          $9,170     45.2%     $8,919     44.7%       $9,414     47.4%     $9,301     47.5%
Retail                                           5,006     24.7%      4,825     24.2%        4,471     22.6%      4,321     22.0%
Apartments                                       2,832     13.9%      2,932     14.7%        2,805     14.2%      2,867     14.6%
Industrial                                       1,911      9.4%      1,940      9.7%        1,922      9.7%      1,893      9.6%
Hotel                                            1,032      5.1%      1,038      5.2%          955      4.8%        996      5.1%
Other                                              349      1.7%        291      1.5%          256      1.3%        245      1.2%
                                              ------------------------------------------------------------------------------------
    Total                                      $20,300    100.0%    $19,945    100.0%      $19,823    100.0%    $19,623    100.0%
                                              ====================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                                             At December 31,     At September 30,     At June 30,     At March 31,
Unaudited (Dollars in millions)                                   2004               2004                2004            2004
------------------------------------------------------------------------------------------------------------------------------------
Wholly owned                                                     $3,935             $3,911              $3,823          $4,409
Joint ventures                                                      390                368                 329             287
                                                             -----------------------------------------------------------------------
    Subtotal                                                      4,325              4,279               4,152           4,696
Foreclosed                                                            4                  2                   2               3
                                                             -----------------------------------------------------------------------
    Total Real Estate (1)                                        $4,329             $4,281              $4,154          $4,699
                                                             =======================================================================

                                                             At December 31,   At September 30,       At June 30,      At March 31,
Unaudited (Dollars in millions)                                   2003               2003                2003            2003
------------------------------------------------------------------------------ -----------------------------------------------------
Wholly owned                                                     $4,362             $4,927              $4,184          $4,199
Joint ventures                                                      315                322                 303             271
                                                             -----------------------------------------------------------------------
    Subtotal                                                      4,677              5,249               4,487           4,470
Foreclosed                                                            3                  6                   4               5
                                                             -----------------------------------------------------------------------
    Total Real Estate (1)                                        $4,680             $5,255              $4,491          $4,475
                                                             =======================================================================

(1)  Includes real estate held-for-sale and held-for-investment.



METLIFE, INC.
SUMMARY OF MORTGAGES AND OTHER LOANS

                                                             At December 31,     At September 30,     At June 30,     At March 31,
Unaudited (Dollars in millions)                                   2004               2004                2004            2004
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGES                                            $24,990            $23,267             $22,005         $20,732

AGRICULTURAL MORTGAGES                                            5,907              5,593               5,377           5,226

OTHER LOANS                                                       1,509                760                 736             604

                                                             -----------------------------------------------------------------------
TOTAL                                                           $32,406            $29,620             $28,118         $26,562
                                                             =======================================================================

                                                             At December 31,     At September 30,     At June 30,     At March 31,
Unaudited (Dollars in millions)                                   2003               2003                2003            2003
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGES                                            $20,300            $19,945             $19,823         $19,623

AGRICULTURAL MORTGAGES                                            5,327              5,131               5,090           5,052

OTHER LOANS                                                         622                459                 376             371

                                                             -----------------------------------------------------------------------
TOTAL                                                           $26,249            $25,535             $25,289         $25,046
                                                             =======================================================================



METLIFE, INC.
DISTRIBUTION OF ASSETS UNDER MANAGEMENT

                                                             At December 31,     At September 30,     At June 30,     At March 31,
Unaudited (Dollars in millions)                                   2004               2004                2004            2004
------------------------------------------------------------------------------------------------------------------------------------
METLIFE                                                          $269.9             $265.0              $258.3          $258.9

METLIFE SEPARATE ACCOUNT                                           86.8               81.2                79.7            78.3

STATE STREET THIRD PARTY                                           30.1               27.3                27.1            25.7

                                                               ---------------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT                                    $386.8             $373.5              $365.1          $362.9
                                                               =====================================================================

                                                             At December 31,     At September 30,     At June 30,     At March 31,
Unaudited (Dollars in millions)                                   2003               2003                2003            2003
------------------------------------------------------------------------------------------------------------------------------------
METLIFE                                                          $251.0             $245.0              $242.3          $226.3

METLIFE SEPARATE ACCOUNT                                           75.8               70.0                67.5            60.6

STATE STREET THIRD PARTY                                           23.4               21.6                21.9            20.8

                                                            ------------------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT                                    $350.2             $336.6              $331.7          $307.7
                                                            ========================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

COMPANY RATINGS AS OF FEBRUARY 8, 2005(1)

                                                                       Moody's          Standard &       A.M. Best        Fitch
                                                                  Investors Service       Poor's          Company        Ratings
                                                                  -----------------     ----------       ---------       -------
FINANCIAL STRENGTH RATINGS
Metropolitan Life Insurance Company                                      Aa2 *              AA  *            A+             AA
Metropolitan Life Insurance Company (Short-term rating)                  P-1               A-1+              NR             NR
First MetLife Investors Insurance Co.                                     NR                AA  *            A+             NR
General American Life Insurance Company                                  Aa2 *              AA  *            A+             AA
MetLife Investors Insurance Company                                      Aa2 *              AA  *            A+             AA
MetLife Investors Insurance Company of California                         NR                AA  *            A+             NR
MetLife Investors USA Insurance Company                                  Aa3 *              AA  *            A+             AA
New England Life Insurance Company                                       Aa2 *              AA  *            A+             AA
Paragon Life Insurance Company                                            NR                AA  *            A+             AA
Texas Life Insurance Company                                              NR                NR               A              NR
RGA Reinsurance Company                                                   A1                AA- *            A+             AA-
Metropolitan Property and Casualty Insurance Company                     Aa3 *              NR               A              NR
Metropolitan Casualty Insurance Company                                   NR                NR               A              NR
Metropolitan Direct Property and Casualty Insurance Co.                   NR                NR               A              NR
Metropolitan General Insurance Company                                    NR                NR               A              NR
Metropolitan Group Property & Casualty Insurance Co.                      NR                NR               A              NR
Metropolitan Lloyds Insurance Company of Texas                            NR                NR               A              NR


CREDIT RATINGS
MetLife, Inc.
   Senior Unsecured                                                       A2 *               A  *             a   *          A
   Commercial Paper                                                      P-1 *              A-1 *          AMB-1+ *         F1

Metropolitan Life Insurance Company
   Surplus Notes                                                          A1 *              A+  *             a+  *          A+

MetLife Funding, Inc.
   Commercial Paper                                                      P-1               A-1+            AMB-1+ *         F1+

General American Life Insurance Company
   Surplus Notes                                                          A1 *              A+  *             a+  *         NR

GenAmerica Capital I
   Preferred Stock                                                        A3 *             BBB+ *            NR             A-

Reinsurance Group of America, Incorporated
   Senior Unsecured                                                      Baa1               A-  *            a-             A-

RGA Capital Trust I
   Preferred Stock                                                       Baa2               BBB *           bbb+           BBB+


 * Moody's outlook for these ratings is negative. Standard & Poor's and A.M. Best Company ratings are credit watch with negative implications.

(1)  NR indicates not rated.



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